Exhibit 99(b)

AGENCY AGREEMENT

DATED 21 JULY 2006

WACHOVIA CORPORATION

and

WACHOVIA BANK, NATIONAL ASSOCIATION

U.S. $20,000,000,000

EURO MEDIUM TERM NOTE PROGRAMME

Allen & Overy LLP

THIS AGREEMENT is dated 21 July 2006.

AMONG:

(1)	WACHOVIA CORPORATION (the Corporation);

(2)	WACHOVIA BANK, NATIONAL ASSOCIATION (the Bank);

(3)	CITIBANK, N.A., LONDON BRANCH (the Issuing and Principal Paying Agent which expression shall include any successor agent appointed under clause 24);

(4)	CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG & Co. KGaA in its capacity as Registrar (the Registrar which expression shall include any successor registrar appointed under clause 24);

(5)	CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG & CO. KGaA in its capacity as a Paying Agent (together with the Issuing and Principal Paying Agent, the Paying Agents, which expression shall include any additional or successor paying agent appointed under clause 24, and Paying Agent shall mean any of the Paying Agents); and

(6)	CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG & CO. KGaA in its capacity as Transfer Agent (the Transfer Agent, which expression shall include any additional or successor transfer agent appointed under clause 24).

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement:

Agent or Agents mean the Issuing and Principal Paying Agent, the other Paying Agents, the Registrar or the Transfer Agent, as the context so permits;

Auditors means the auditors for the time being of each Issuer or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of this Agreement and/or the Conditions, such other independent firm of accountants as may be selected by each Issuer;

Bearer Global Note means a Temporary Global Note and/or a Permanent Bearer Global Note, as the context may require;

Bearer Notes means those of the Notes which are for the time being in bearer form;

Calculation Agency Agreement in relation to any Series of Notes means an agreement in or substantially in the form of Schedule 1;

Calculation Agent means, in relation to the Notes of any Series, the person appointed as calculation agent in relation to the Notes by the relevant Issuer pursuant to the provisions of a Calculation Agency Agreement (or any other agreement) and shall include any successor calculation agent appointed in respect of the Notes;

CGN means a Temporary Global Note in the form set out in Part 1A of Schedule 6 or a Permanent Bearer Global Note in the form set out in Part 2A of Schedule 6, in either case where the applicable Final Terms specify the Notes as being in CGN form;

Clearstream, Luxembourg means Clearstream Banking, société anonyme;

Conditions means, in relation to the Notes of any Series, the terms and conditions endorsed on or incorporated by reference into the Note or Notes constituting the Series, the terms and conditions being in or substantially in the form set out in Schedule 2 or in such other form, having regard to the terms of the Notes of the relevant Series, as may be agreed in accordance with the Programme Agreement between the Issuer, the Issuing and Principal Paying Agent and the relevant Dealer as modified and supplemented by the applicable Final Terms;

Coupon means an interest coupon appertaining to a Definitive Bearer Note (other than a Zero Coupon Note), the coupon being:

(a)	if appertaining to a Fixed Rate Note, in the form or substantially in the form set out in Part 4 of Schedule 6 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer; or

(b)	if appertaining to a Floating Rate Note, an Index Linked Interest Note or a Dual Currency Interest Note, in the form or substantially in the form set out in Part 4 of Schedule 6 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer; or

(c)	if appertaining to a Definitive Note which is neither a Fixed Rate Note, a Floating Rate Note, an Index Linked Interest Note nor a Dual Currency Interest Note, in such form as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer, and includes, where applicable, the Talon(s) appertaining to the relevant Note and any replacements for Coupons and Talons issued pursuant to Condition 11;

Couponholders means the several persons who are for the time being holders of the Coupons and shall, unless the context otherwise requires, include the holders of Talons;

Definitive Bearer Note means a Bearer Note in definitive form issued or, as the case may require, to be issued by the relevant Issuer in accordance with the provisions of the Programme Agreement or any other agreement between the relevant Issuer and the relevant Dealer(s) and this Agreement in exchange for either a Temporary Global Note or part thereof or a Permanent Bearer Global Note (all as indicated in the applicable Final Terms), such Bearer Note in definitive form being in the form or substantially in the form set out in Part 3 of Schedule 6 with such modifications (if any) as may be agreed in accordance with the Programme Agreement between the Issuer, the Issuing and Principal Paying Agent and the relevant Dealer(s) and having the Conditions endorsed thereon or, if permitted by the relevant Stock Exchange, incorporating the Conditions by reference as indicated in the applicable Final Terms and having the relevant information supplementing, replacing or modifying the Conditions appearing in the applicable Final Terms endorsed thereon or attached thereto and (except in the case of a Zero Coupon Note in bearer form) having Coupons and, where appropriate, Receipts and/or Talons attached thereto on issue and includes any replacements issued pursuant to the Conditions;

Definitive Note means a Definitive Bearer Note and/or, as the context may require, a Definitive Registered Note;

Definitive Registered Note means a Registered Note in definitive form issued or, as the case may require, to be issued by the relevant Issuer in accordance with the provisions of the Programme Agreement or any other agreement between the relevant Issuer and the relevant Dealer(s) and this Agreement either on issue or in exchange for a Registered Global Note or part thereof (all as indicated in the applicable Final Terms), such Registered Note in definitive form being in the form or substantially in the form set out in Part 2 of Schedule 7 with such modifications (if any) as may be agreed in accordance with the Programme Agreement between the Issuer, the Issuing and Principal Paying Agent and the relevant Dealer(s) and having the Conditions endorsed thereon or, if permitted by the relevant Stock Exchange, incorporating the Conditions by reference as indicated in the applicable Final Terms and having the relevant information supplementing, replacing or modifying the Conditions appearing in the applicable Final Terms endorsed thereon or attached thereto and having a Form of Transfer endorsed thereon and includes any replacements issued pursuant to the Conditions;

Distribution Compliance Period has the meaning given to that term in Regulation S under the Securities Act;

Dual Currency Interest Note means a Note in respect of which payments of interest are made or to be made in such different currencies, and at rates of exchange calculated upon such basis or bases, as the relevant Issuer and the relevant Dealer may agree, in accordance with the Programme Agreement, as indicated in the applicable Final Terms;

Dual Currency Note means a Dual Currency Interest Note and/or a Dual Currency Redemption Note, as applicable;

Dual Currency Redemption Note means a Note in respect of which payments of principal are made or to be made in such different currencies, and at rates of exchange calculated upon such basis or bases, as the relevant Issuer and the relevant Dealer may agree, in accordance with the Programme Agreement, as indicated in the applicable Final Terms;

Euroclear means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

Eurosystem-eligible NGN means a NGN which is intended to be held in a manner which would allow Eurosystem eligibility, as stated in the applicable Final Terms;

Fixed Rate Note means a Note on which interest is calculated at a fixed rate payable in arrear on one or more Interest Payment Dates in each year as may be agreed in accordance with the Programme Agreement between the relevant Issuer and the relevant Dealer, as indicated in the applicable Final Terms;

Floating Rate Note means a Note on which interest is calculated at a floating rate, payable in arrear on one or more Interest Payment Dates in each year as may be agreed in accordance with the Programme Agreement between the relevant Issuer and the relevant Dealer, as indicated in the applicable Final Terms;

Global Note means a Temporary Global Note and/or a Permanent Global Note and/or a Registered Global Note as the context may require;

Index Linked Interest Note means a Note in respect of which the amount in respect of interest payable is calculated by reference to an index and/or a formula as the relevant Issuer and the relevant Dealer may agree, in accordance with the Programme Agreement, as indicated in the applicable Final Terms;

Index Linked Note means an Index Linked Interest Note and/or an Index Linked Redemption Note, as applicable;

Index Linked Redemption Note means a Note in respect of which the amount in respect of principal payable is calculated by reference to an index and/or a formula as the relevant Issuer and the relevant Dealer may agree, in accordance with the Programme Agreement, as indicated in the applicable Final Terms;

Interest Commencement Date means, in the case of interest bearing Notes, the date specified in the applicable Final Terms from and including which the Notes bear interest, which may or may not be the Issue Date;

Issue Date means, in respect of any Note, the date of issue of the Note being, in the case of any Definitive Note represented initially by a Global Note, the same date as the date of issue of the Global Note which initially represented the Note;

Issue Price means the price, generally expressed as a percentage of the nominal amount of the Notes, at which the Notes will be issued;

Issuer means the Corporation or the Bank and references to the Issuers shall be references to the Corporation and the Bank and references to the relevant Issuer shall, in relation to any issue of Notes, be references to the Issuer which is, or is intended to be, the issuer of such Notes;

Major Subsidiary Bank means any Subsidiary which is a bank of the total assets of which equal 25 per cent. or more of the consolidated total assets of the Corporation and its Subsidiaries. The consolidated total assets of the Corporation and such Subsidiaries shall be determined as of the date of determination on the basis of the most recent audited consolidated financial statements of the relevant Issuer and such Subsidiaries prepared in accordance with generally accepted accounting principles in the United States;

NGN means a Temporary Global Note in the form set out in Part 1B of Schedule 6 or a Permanent Bearer Global Note in the form set out in Part 2B of Schedule 6, in either case where the applicable Final Terms specify the Notes as being in NGN form;

Noteholders means the several persons who are for the time being the holders of Notes being, in the case of Bearer Notes, the bearer thereof and in the case of Registered Notes, the person in whose name the Note is registered in the note register maintained by the Registrar, save that, in respect of the Notes of any Series, for so long as the Notes or any part of them are represented by a Global Note held on behalf of Euroclear and Clearstream, Luxembourg each of the persons shown in the records of Euroclear and/or Clearstream, Luxembourg and/or any relevant clearing system as being entitled to an interest in a Global Note (each an Accountholder), and any person asserting such an entitlement must look solely to Euroclear and/or Clearstream, Luxembourg and/or such other relevant clearing system (as case may be) for such Accountholder’s share of each payment made by the Issuer to the bearer or registered holder of such Global Note and in relation to all other rights arising under the Global Note;

outstanding means, in relation to the Notes of any Series, all the Notes issued other than:

(a)	those Notes which have been redeemed and cancelled pursuant to the Conditions;

(b)

those Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including all interest (if any) accrued to the date for redemption and any interest (if any) payable under the

Conditions after that date) have been duly paid to or to the order of the Issuing and Principal Paying Agent in the manner provided in this Agreement (and where appropriate notice to that effect has been given to the Noteholders in accordance with the Conditions) and remain available for payment against presentation of the relevant Notes and/or Receipts and/or Coupons;

(c)	those Notes which have been purchased and cancelled in accordance with the Conditions;

(d)	those Notes in respect of which claims have become prescribed under the Conditions;

(e)	those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued under the Conditions (which replacements shall be considered outstanding unless covered by (a) to (g);

(f)	(for the purpose only of ascertaining the nominal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued under the Conditions; and

(g)	any Temporary Global Note to the extent that it has been exchanged for Definitive Notes or a Permanent Bearer Global Note and any Permanent Bearer Global Note to the extent that it has been exchanged for Definitive Notes in each case under its provisions, provided that for the purpose of:

(i)	attending and voting at any meeting of the Noteholders of the Series; and

(ii)	determining how many and which Notes of the Series are for the time being outstanding for the purposes of Condition 15 and clauses 2.2, 2.3, 2.4, 2.5, 3.1, 3.4 and 3.6 of Schedule 5,

those Notes (if any) which are for the time being held by or for the benefit of the relevant Issuer or any Subsidiary of the Issuer shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

Permanent Bearer Global Note means a global note in the form or substantially in the form set out in Part 2 of Schedule 6 together with the copy of the applicable Final Terms attached to it with such modifications (if any) as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer, comprising some or all of the Notes of the same Series issued by the Issuer under the Programme Agreement or any other agreement between the Issuer and the relevant Dealer;

Programme Agreement means the programme agreement dated 21 July 2006 between the Issuers and the Dealers named in it;

Put Notice means a notice in the form set out in Schedule 4;

Receipt means a receipt attached on issue to a Definitive Note redeemable in instalments for the payment of an instalment of principal, the receipt being in or substantially in the form set out in Part 5 of Schedule 6 or in such other form as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer and includes any replacements for Receipts issued pursuant to Condition 11;

Receiptholders means the persons who are for the time being holders of the Receipts;

Reference Banks means, in the case of a determination of LIBOR, the principal London office of four major banks in the London inter-bank market and, in the case of a determination of EURIBOR, the principal Euro-zone office of four major banks in the Euro-zone inter-bank market, in each case selected by the Issuing and Principal Paying Agent or as specified in the applicable Final Terms;

Registered Global Note means a global note in the form or substantially in the form set out in Part 1 of each of Schedule 7A (Temporary Registered Global Note) or 7B (Permanent Registered Global Note), as the context requires, with such modifications (if any) as may be agreed between the Issuer, the Issuing and Principal Paying Agent and the relevant Dealer(s), together with a copy of the applicable Final Terms annexed thereto, comprising some or all of the Registered Notes of the same Series sold outside the United States in reliance on Regulation S under the Securities Act, issued by the Issuer pursuant to the Programme Agreement or any other agreement between the Issuer and the relevant Dealer(s) relating to the Programme and this Agreement;

Registered Notes means Definitive Registered Notes and Registered Global Notes;

Series means a Tranche of Notes together with any further Tranche or Tranches of Notes which are (a) expressed to be consolidated and form a single series and (b) identical in all respects (including as to listing) except for their respective Issue Dates, Interest Commencement Dates and/or Issue Prices and the expressions Notes of the relevant Series and holders of Notes of the relevant Series and related expressions shall be construed accordingly;

Specified Time means 11.00 a.m. (London time, in the case of a determination of LIBOR, or Brussels time, in the case of a determination of EURIBOR);

Subsidiary means a corporation more than 50 per cent. of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency;

Talon means a talon attached on issue to a Definitive Note (other than a Zero Coupon Note) which is exchangeable in accordance with its provisions for further Coupons appertaining to the Note, the talon being in or substantially in the form set out in Part 6 of Schedule 6 or in such other form as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer and includes any replacements for Talons issued pursuant to Condition 11;

Temporary Bearer Global Note means a global note in the form or substantially in the form set out in Part 1 of Schedule 6 together with the copy of the applicable Final Terms attached to it with such modifications (if any) as may be agreed in accordance with the Programme Agreement between the relevant Issuer, the Issuing and Principal Paying Agent and the relevant Dealer, comprising some or all of the Notes of the same Series issued by the relevant Issuer under the Programme Agreement or any other agreement between the relevant Issuer and the relevant Dealer;

Temporary Global Note shall mean either a Temporary Registered Global Note or a Temporary Bearer Global Note, as the context requires;

Temporary Registered Global Note has the meaning set forth in the definition of Registered Global Note;

Tranche means Notes which are identical in all respects (including as to listing); and

Zero Coupon Note means a Note on which no interest is payable.

1.2	(a) In this Agreement, unless the contrary intention appears, a reference to:

(i)	an amendment includes a supplement, restatement or novation and amended is to be construed accordingly;

(ii)	a person includes any individual, company, unincorporated association, government, state agency, international organisation or other entity;

(iii)	the records of Euroclear and Clearstream, Luxembourg shall be to the records that each of Euroclear and Clearstream, Luxembourg maintains which reflect the amount of such customer’s interest in the Notes;

(iv)	a provision of a law is a reference to that provision as extended, amended or re-enacted;

(v)	a clause or Schedule is a reference to a clause of, or a schedule to, this Agreement;

(vi)	a person includes its successors and assigns;

(vii)	a document is a reference to that document as amended from time to time; and

(viii)	a time of day is a reference to London time.

(b)	The headings in this Agreement do not affect its interpretation.

(c)	Terms and expressions defined in the Programme Agreement or the Notes or used in the applicable Final Terms shall have the same meanings in this Agreement, except where the context otherwise requires or unless otherwise stated.

(d)	All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof.

(e)	All references in this Agreement to Notes shall, unless the context otherwise requires, include any Global Note representing the Notes.

(f)	All references in this Agreement to principal and/or interest or both in respect of the Notes or to any moneys payable by either Issuer under this Agreement shall be construed in accordance with Condition 6.

(g)	All references in this Agreement to the relevant currency shall be construed as references to the currency in which payments in respect of the relevant Notes and/or Coupons are to be made.

(h)	All references in this Agreement to Euroclear and/or Clearstream, Luxembourg shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearing system approved by the relevant Issuer and the Issuing and Principal Paying Agent or as otherwise specified in the applicable Final Terms.

(i)	All references in this Agreement to a Directive include any relevant implementing measure of each member state of the European Economic Area which has implemented such Directive.

1.3	For the purposes of this Agreement, the Notes of each Series shall form a separate series of Notes and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Notes of each Series and in this Agreement the expressions Notes, Noteholders, Receipts, Receiptholders, Coupons, Couponholders, Talons and related expressions shall be construed accordingly.

1.4	As used herein, in relation to any Notes which are to have a “listing” or be “listed” (a) on the London Stock Exchange, listing and listed shall be construed to mean that such Notes have been admitted to the Official List and admitted to trading on the London Stock Exchange’s Gilt Edged and Fixed Interest Market and (b) on any other Stock Exchange within the European Economic Area, listing and listed shall be construed to mean that Notes have been admitted to trading on a market within that jurisdiction which is a regulated market for the purposes of the Investment Services Directive (Directive 93/22/EEC).

1.5	This Agreement supersedes and replaces in its entirety the Agency Agreement dated 13 June 2006 among the parties hereto. Such Agency Agreement dated 13 June 2006 is hereby terminated and shall have no further force or effect.

2.	APPOINTMENT OF AGENTS

2.1	The Issuing and Principal Paying Agent is appointed, and the Issuing and Principal Paying Agent agrees to act, as agent of the Issuers, upon the terms and subject to the conditions set out below, for the following purposes:

(a)	completing, authenticating and issuing Temporary Global Notes, Permanent Bearer Global Notes, Registered Global Notes and (if required) authenticating and issuing Definitive Bearer Notes and Definitive Registered Notes;

(b)	giving effectuation instructions in respect of each Global Note which is a Eurosystem-eligible NGN;

(c)	exchanging Temporary Global Notes for Permanent Bearer Global Notes or Definitive Bearer Notes, as the case may be, in accordance with the terms of Temporary Global Notes and, in respect of such exchange, (i) making all notations on Bearer Global Notes which are CGNs as required by their terms; and (ii) instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Bearer Global Notes which are NGNs;

(d)	exchanging Permanent Bearer Global Notes for Definitive Bearer Notes in accordance with the terms of Permanent Bearer Global Notes and, in respect of such exchange, (i) making all notations on Permanent Bearer Global Notes which are CGNs as required by their terms; and (ii) instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Permanent Bearer Global Notes which are NGNs;

(e)	exchanging Registered Global Notes for Definitive Registered Notes, in accordance with the terms of Registered Global Notes and making all notations on Registered Global Notes required by their terms;

(f)	paying sums due on Bearer Global Notes, Definitive Bearer Notes, Receipts and Coupons and instructing Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Bearer Global Notes which are NGNs;

(g)	exchanging Talons for Coupons in accordance with the Conditions;

(h)	determining the end of the Distribution Compliance Period applicable to each Tranche in accordance with clause 5;

(i)	unless otherwise specified in the applicable Final Terms, determining the interest and/or other amounts payable in respect of the Notes in accordance with the Conditions;

(j)	arranging on behalf of and at the expense of the relevant Issuer for notices to be communicated to the Noteholders in accordance with the Conditions;

(k)	ensuring that, as directed by the relevant Issuer, all necessary action is taken to comply with any reporting requirements of any competent authority in respect of any relevant currency as may be in force from time to time with respect to the Notes to be issued hereunder;

(l)	subject to the Procedures Memorandum, submitting to the relevant authority or authorities such number of copies of each Final Terms which relates to Notes which are to be listed as the relevant authority or authorities may require;

(m)	acting as Calculation Agent in respect of Notes where named as such in the applicable Final Terms; and

(n)	performing all other obligations and duties imposed upon it by the Conditions, this Agreement and the Procedures Memorandum.

2.2	Each Paying Agent is appointed, and each Paying Agent agrees to act, as paying agent of each Issuer, upon the terms and subject to the conditions set out below, for the purposes of paying sums due on any Notes, Receipts and Coupons and performing all other obligations and duties imposed upon it by the Conditions and this Agreement.

2.3	In relation to each issue of Eurosystem-eligible NGNs, the Issuers hereby authorise and instruct the Issuing and Principal Paying Agent to elect Clearstream as common safekeeper. From time to time, the Issuers and the Issuing and Principal Paying Agent may agree to vary this election. The Issuers acknowledge that any such election is subject to the right of Euroclear and Clearstream Banking to jointly determine that the other shall act as common safekeeper in relation to any such issue and agrees that no liability shall attach to the Issuing and Principal Paying Agent in respect of any such election made by it.

2.4	The obligations of the Paying Agents under this Agreement are several and not joint. For the avoidance of doubt, no Agent shall be liable for the performance of any other Agent.

2.5	Each Transfer Agent is appointed, and each Transfer Agent agrees to act, as transfer agent of the Issuer upon the terms and subject to the conditions set out below for the purposes of effecting transfers of Definitive Registered Notes and performing all the other obligations and duties imposed upon it by the Conditions and this Agreement.

2.6	The Registrar is appointed, and the Registrar agrees to act, as registrar of each Issuer upon the terms and subject to the conditions set out below, for the following purposes:

(a)	paying sums due on Registered Notes; and

(b)	performing all the other obligations and duties imposed upon it by the Conditions, this Agreement and the Procedures Memorandum, including, without limitation, those set out in clause 10.

The Registrar may from time to time, subject to the prior written consent of either Issuer, delegate certain of its functions and duties set out in this Agreement to the Issuing and Principal Paying Agent.

3.	ISSUE OF GLOBAL NOTES

3.1	Subject to subclause 3.4, following receipt of a faxed copy of the applicable Final Terms signed by the relevant Issuer, the relevant Issuer authorises each of the Issuing and Principal Paying Agent and the Registrar and each of the Issuing and Principal Paying Agent and the Registrar agrees, to take the steps required of the Issuing and Principal Paying Agent in the Procedures Memorandum.

3.2	For the purpose of subclause 3.1, the Issuing and Principal Paying Agent will on behalf of the relevant Issuer if specified in the applicable Final Terms that a Temporary Global Note will initially represent the Tranche of Notes:

(a)	prepare a Temporary Global Note by attaching a copy of the applicable Final Terms to a copy of the signed master Temporary Global Note;

(b)	authenticate the Temporary Global Notes;

(c)	deliver the Temporary Global Note to the specified common depositary (if the Temporary Global Note is a CGN) or specified common safekeeper (if the Temporary Global Note is a NGN) for Euroclear and Clearstream, Luxembourg and, in the case of a Temporary Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;

(d)	ensure that the Notes of each Tranche are assigned, as applicable, security numbers (including, but not limited to, common codes and ISINs) which are different from the security numbers assigned to Notes of any other Tranche of the same Series until at least expiry of the Distribution Compliance Period in respect of the Tranche; and

(e)	if the Temporary Global Note is a NGN, instruct Euroclear and Clearstream, Luxembourg to make the appropriate entries in their records to reflect the initial outstanding aggregate principal amount of the relevant Tranche of Notes.

3.3	For the purpose of subclause 3.1, the Issuing and Principal Paying Agent will on behalf of the relevant Issuer if specified in the applicable Final Terms that a Permanent Bearer Global Note will represent the Notes on issue:

(a)	in the case of the first Tranche of any Series of Notes, prepare a Permanent Bearer Global Note by attaching a copy of the applicable Final Terms to a copy of the master Permanent Bearer Global Note;

(b)	in the case of the first Tranche of any Series of Notes, authenticate the Permanent Bearer Global Note;

(c)	in the case of the first Tranche of any Series of Notes, deliver the Permanent Bearer Global Note to the specified common depositary (if the Permanent Bearer Global Note is a CGN) or specified common safekeeper (if the Permanent Bearer Global Note is a NGN) for Euroclear and/or Clearstream, Luxembourg and, in the case of a Permanent Bearer Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;

(d)	if the Permanent Bearer Global Note is a NGN, instruct Euroclear and Clearstream, Luxembourg to make the appropriate entries in their records to reflect the initial outstanding aggregate principal amount of the relevant Tranche of Notes;

(e)	in the case of a subsequent Tranche of any Series of Notes deliver the applicable Final Terms to the specified common depositary or common safekeeper, as the case may be, for attachment to the Permanent Bearer Global Note and, in the case where the Permanent Bearer Global Note is a CGN, make all appropriate entries on the relevant Schedule to the Permanent Global Bearer Note to reflect the increase in its nominal amount or, in the case where the Permanent Bearer Global Note is a NGN, instruct Euroclear and Clearstream, Luxembourg to make the appropriate entries in their records to reflect the increased outstanding aggregate principal amount of the relevant Series; and

(f)	ensure that the Notes of each Tranche are assigned, as applicable, security numbers (including, but not limited to, common codes and ISINs) which are different from the security numbers assigned to the Notes of any other Tranche of the same Series until at least the expiry of the Distribution Compliance Period in respect of the Tranche.

3.4	For the purpose of subclause 3.1, the Issuing and Principal Paying Agent will on behalf of the relevant Issuer if specified in the applicable Final Terms that a Registered Global Note will represent the Notes on issue:

(a)	prepare one or more Registered Global Notes, by attaching a copy of the applicable Final Terms to a copy of the signed master Registered Global Note;

(b)	authenticate the Registered Global Note;

(c)	deliver the Registered Global Note to the specified common depositary for Euroclear and Clearstream, Luxembourg;

(d)	ensure that the Notes of each Tranche are assigned, as applicable, security numbers (including, but not limited to, common codes and ISINs) which are different from the security numbers assigned to the Notes of any other Tranche of the same Series until at least the expiry of the Distribution Compliance Period in respect of the Tranche.

3.5	The Issuing and Principal Paying Agent shall only be required to perform its obligations under subclause 3.1 if it holds:

(a)	a master Temporary Global Note duly executed by a person or persons duly authorised to execute the same on behalf of the relevant Issuer, which may be used by the Issuing and Principal Paying Agent for the purpose of preparing Temporary Global Notes in accordance with subclause 3.2; and

(b)	a master Permanent Bearer Global Note duly executed by a person or persons duly authorised to execute the same on behalf of the relevant Issuer, which may be used by the Issuing and Principal Paying Agent for the purpose of preparing Permanent Bearer Global Notes in accordance with subclause 3.3 and clause 4.

3.6	Where the Issuing and Principal Paying Agent delivers any authenticated Global Note to a common safekeeper for authentication using electronic means, it is authorised and instructed to destroy the Global Note retained by it following its receipt of confirmation from the common safekeeper that the relevant Global Note has been effectuated.

4.	EXCHANGE OF GLOBAL NOTES

4.1	The Issuing and Principal Paying Agent shall determine the Exchange Date for each Temporary Global Note in accordance with its terms. Immediately after determining any Exchange Date, the Issuing and Principal Paying Agent shall notify its determination to the relevant Issuer, the other Paying Agents, the relevant Dealer, Euroclear and Clearstream, Luxembourg. On and after the Exchange Date, the Issuing and Principal Paying Agent shall deliver, upon notice from Euroclear and Clearstream, Luxembourg, and upon certification as to non-U.S. beneficial ownership, if required by the terms of the Temporary Global Note, a Permanent Bearer Global Note or Definitive Bearer Notes, as the case may be, in accordance with the terms of the Temporary Global Note.

4.2	Where a Temporary Global Note is to be exchanged for a Permanent Bearer Global Note, the Issuing and Principal Paying Agent is authorised by the relevant Issuer and instructed:

(a)	in the case of the first Tranche of any Series of Bearer Notes, to prepare and complete a Permanent Bearer Global Note in accordance with the terms of the Temporary Global Note applicable to the Tranche by attaching a copy of the applicable Final Terms to a copy of the master Permanent Bearer Global Note;

(b)	in the case of the first Tranche of any Series of Bearer Notes, to authenticate the Permanent Bearer Global Note;

(c)	in the case of the first Tranche of any Series of Bearer Notes if the Permanent Bearer Global Note is a CGN, to deliver the Permanent Bearer Global Note to the common depositary which is holding the Temporary Global Note representing the Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg either in exchange for the Temporary Global Note or, in the case of a partial exchange, on entering details of the partial exchange of the Temporary Global Note in the relevant spaces in Schedule Two of both the Temporary Global Note and the Permanent Bearer Global Note; and

(d)	in the case of the first Tranche of any Series of Bearer Notes if the Permanent Bearer Global Note is a NGN, to deliver the Permanent Bearer Global Note to the common safekeeper which is holding the Temporary Global Note representing the Tranche for the time being on behalf of Euroclear and/or Clearstream, Luxembourg to effectuate (in the case of a Permanent Bearer Global Note which is a Eurosystem-eligible NGN) and to hold on behalf of the Issuer pending its exchange for the Temporary Global Note;

(e)	in the case of a subsequent Tranche of any Series of Bearer Notes if the Permanent Bearer Global Note is a CGN, to attach a copy of the applicable Final Terms to the Permanent Bearer Global Note applicable to the relevant Series and to enter details of any exchange in whole or part as stated above;

(f)	in the case of a subsequent Tranche of any Series of Bearer Notes if the Permanent Bearer Global Note is a NGN, to deliver the applicable Final Terms to the specified common safekeeper for attachment to the Permanent Bearer Global Note applicable to the relevant Series; and

(g)	in any other case, to attach a copy of the applicable Final Terms to the Permanent Bearer Global Note applicable to the relevant Series and to enter details of any exchange in whole or part as stated above.

4.3	Where a Global Note is to be exchanged for Definitive Notes in accordance with its terms, the Issuing and Principal Paying Agent is authorised by the relevant Issuer and instructed:

(a)	to authenticate the Definitive Notes in accordance with the provisions of this Agreement; and

(b)	to deliver the Definitive Notes (in the case of Definitive Bearer Notes) to or to the order of Euroclear and/or Clearstream, Luxembourg and (in the case of Definitive Registered Notes) as the Registrar may be directed by the holder of the Definitive Registered Notes.

4.4	Upon any exchange of all or a part of an interest in a Temporary Global Note for an interest in a Permanent Bearer Global Note or upon any exchange of all or a part of an interest in a Bearer Global Note for Definitive Bearer Notes, the Issuing and Principal Paying Agent shall (a) procure that the relevant Bearer Global Note shall, if it is a CGN, be endorsed by or on behalf of the Issuing and Principal Paying Agent to reflect the reduction of its nominal amount by the aggregate nominal amount so exchanged and, where applicable, the Permanent Bearer Global Note shall be endorsed by or on behalf of the Issuing and Principal Paying Agent to reflect the increase in its nominal amount as a result of any exchange for an interest in the Temporary Global Note or (b) in the case of any Bearer Global Note which is a NGN, instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such exchange. Until exchanged in full, the holder of an interest in any Bearer Global Note shall in all respects be entitled to the same benefits under this Agreement as the holder of Definitive Notes, Receipts and Coupons authenticated and delivered under this Agreement, subject as set out in the Conditions. The Issuing and Principal Paying Agent is authorised on behalf of the relevant Issuer and instructed (i) in the case of any Bearer Global Note which is a CGN, to endorse or to arrange for the endorsement of the relevant Bearer Global Note to reflect the reduction in the nominal amount represented by it by the amount so exchanged and, if appropriate, to endorse the Permanent Bearer Global Note to reflect any increase in the nominal amount represented by it and, in either case, to sign in the relevant space on the relevant Global Note recording the exchange and reduction or increase, (ii) in the case of any Bearer Global Note which is a NGN, to instruct Euroclear and Clearstream to make appropriate entries in their records to reflect such exchange and (iii) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Bearer Global Note.

4.5	The Issuing and Principal Paying Agent shall as soon as reasonably practicable, and in any event within three Business Days (being days when banks are open for business in the city in which the specified office of the Issuing and Principal Paying Agent is located) of the relevant request (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), (a) upon receipt by it of Definitive Registered Notes for transfer (together with any certifications required by it) or (b) following the endorsement of a reduction in nominal amount of a Registered Global Note for exchange into Definitive Registered Notes, authenticate and deliver at its specified office to the transferee or (at the risk of the transferee) send to the address requested by the transferee duly dated and completed Definitive Registered Notes of a like aggregate nominal amount to the Definitive Registered Notes transferred and, in the case of the transfer of part only of a Definitive Registered Note, authenticate and deliver at its specified office to the transferor or (at the risk of the transferor) send to the address requested by the transferor a duly dated and completed Definitive Registered Note in respect of the balance of the Definitive Registered Notes not so transferred.

4.6	The Issuing and Principal Paying Agent shall, if appropriate, charge to the holder of a Registered Note presented for exchange or transfer (a) the costs or expenses (if any) of delivering Registered Notes issued on exchange or transfer other than by regular uninsured mail and (b) a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation to the registration.

4.7	The Issuing and Principal Paying Agent or the Registrar, as the case may be, shall notify the relevant Issuer immediately after it receives a request for the issue of Definitive Notes in accordance with the provisions of a Global Note and the aggregate nominal amount of the Global Note to be exchanged.

4.8	The relevant Issuer undertakes to deliver to the Issuing and Principal Paying Agent sufficient numbers of executed Definitive Notes with, if applicable, Receipts, Coupons and Talons attached, to enable each of the Issuing and Principal Paying Agent and the Registrar to comply with its obligations under this Agreement.

5.	DETERMINATION OF END OF DISTRIBUTION COMPLIANCE PERIOD

5.1	If the Notes of the relevant Tranche are initially represented by a Temporary Global Note, then the Issuing and Principal Paying Agent shall determine the end of the Distribution Compliance Period in accordance with market practice.

6.	TERMS OF ISSUE

6.1	Each Issuer may from time to time issue Notes hereunder in its sole discretion, in any amounts and containing any terms, provided that the aggregate nominal amount of all Notes outstanding shall not exceed U.S.$20,000,000,000 and all Notes will be issued pursuant to the terms set forth in the Terms and Conditions of the Notes set out in Schedule 2 of this Agreement, as amended by the applicable Final Terms in respect of each Note and having such denomination or form as may be agreed between the Issuer and the relevant Dealer in accordance with the Programme Agreement. Each of the Issuing and Principal Paying Agent and the Registrar shall cause all Notes delivered to and held by it under this Agreement to be maintained in safe keeping and shall ensure that Notes are issued only in accordance with the provisions of this Agreement, the Conditions and, where applicable, the relevant Global Notes.

6.2	Subject to the procedures set out in the Procedures Memorandum, for the purposes of clause 3, each of the Issuing and Principal Paying Agent and the Registrar is entitled to treat a telephone or facsimile communication from a person purporting to be (and whom the Issuing and Principal Paying Agent or the Registrar believes in good faith to be) the authorised representative of the relevant Issuer named in the list referred to in, or notified pursuant to, subclause 19.7, or any other list duly provided for the purpose by the relevant Issuer to the Issuing and Principal Paying Agent, as sufficient instructions and authority of the relevant Issuer for the Issuing and Principal Paying Agent to act in accordance with clause 3.

6.3	In the event that a person who has signed a master Global Note or master Definitive Registered Notes held by the Issuing and Principal Paying Agent or the Registrar, as the case may be, on behalf of the relevant Issuer ceases to be authorised as described in subclause 19.7, each of the Issuing and Principal Paying Agent and the Registrar shall (unless the Issuer gives notice to the Issuing and Principal Paying Agent or the Registrar that Notes signed by that person do not constitute valid and binding obligations of the relevant Issuer or otherwise until replacements have been provided to the Issuing and Principal Paying Agent or the Registrar) continue to have authority to issue Notes signed by that person, and the relevant Issuer warrants to the Issuing and Principal Paying Agent or the Registrar that those Notes shall be valid and binding obligations of the relevant Issuer. Promptly upon any person ceasing to be authorised, the relevant Issuer shall provide the Issuing and Principal Paying Agent or the Registrar with replacement master Global Notes and master Definitive Registered Notes and the Issuing and Principal Paying Agent or the Registrar shall, upon receipt of such replacements, cancel and destroy the master Global Notes and master Definitive Registered Notes held by it which are signed by that person and shall provide the relevant Issuer with a certificate of destruction, specifying the master Global Notes and master Definitive Registered Notes so cancelled and destroyed.

6.4	Each of the Issuing and Principal Paying Agent and the Registrar shall provide Euroclear and/or Clearstream, Luxembourg with the notifications, instructions or information to be given by it to Euroclear and/or Clearstream, Luxembourg.

6.5	If the Issuing and Principal Paying Agent or the Registrar, as the case may be, pays an amount (the Advance) to the relevant Issuer on the basis that a payment (the Payment) has been or will be received from a Dealer and if the Payment is not received by the Issuing and Principal Paying Agent or the Registrar, as the case may be, on the date the Issuing and Principal Paying Agent or the Registrar, as the case may be, pays the relevant Issuer, the relevant Issuer shall repay to the Issuing and Principal Paying Agent or the Registrar, as the case may be, the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof) from (and including) the date the Advance is made to (but excluding) the earlier of repayment of the Advance or receipt by the Issuing and Principal Paying Agent or the Registrar, as the case may be, of the Payment at a rate quoted at that time by the Issuing and Principal Paying Agent or the Registrar, as the case may be, as its cost of funding the Advance provided that evidence of the basis of such rate is given to the relevant Issuer. For the avoidance of doubt, the Issuing and Principal Paying Agent or the Registrar, as the case may be, shall not be obliged to pay any amount to the relevant Issuer if it has not received satisfactory confirmation that it is to receive the amount from a Dealer.

6.6

Except in the case of issues where the Issuing and Principal Paying Agent does not act as receiving bank for the relevant Issuer in respect of the purchase price of the Notes being issued, if on the Issue Date a Dealer does not pay the full purchase price due from it in respect of any Note (the Defaulted Note) and, as a result, the Defaulted Note remains in the Issuing and Principal Paying Agent’s distribution account with Euroclear and/or

Clearstream, Luxembourg after the Issue Date, the Issuing and Principal Paying Agent will continue to hold the Defaulted Note to the order of the relevant Issuer. The Issuing and Principal Paying Agent shall notify the relevant Issuer immediately of the failure of the Dealer to pay the full purchase price due from it in respect of any Defaulted Note and, subsequently, shall (a) notify the relevant Issuer immediately on receipt from the Dealer of the full purchase price in respect of any Defaulted Note and (b) pay to the relevant Issuer the amount so received.

6.7	Nothing contained herein shall prevent either Issuer or the Issuing and Principal Paying Agent from giving effect to any written certification, proxy or other authorisation furnished by the common depositary in a manner consistent with such party’s obligations under this Agreement. For the avoidance of doubt and with no representation to that effect, nothing herein is intended by the parties hereto to impair, as between the Euroclear and/or Clearstream Luxembourg and the Accountholders, the operation of customary practices of the common depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

7.	PAYMENTS

7.1	The relevant Issuer will, on each date on which any payment in respect of any Note becomes due under the Conditions, transfer to an account specified by the Issuing and Principal Paying Agent an amount in the relevant currency sufficient for the purposes of the payment in funds settled through such payment system as the Issuing and Principal Paying Agent and the relevant Issuer may agree. If the Issuing and Principal Paying Agent determines in its reasonable discretion that payment in accordance with this subclause 7.1 is required to be made earlier in order to ensure timely payment of amounts under the Notes, it will provide the relevant Issuer with no less than 21 days’ prior notice in writing of such requirement.

7.2	Any funds paid by or by arrangement with the relevant Issuer to the Issuing and Principal Paying Agent under subclause 7.1 shall be held in the relevant account referred to in subclause 7.1 for payment to the Noteholders, Receiptholders or Couponholders, as the case may be, until any Notes or matured Receipts and Coupons become void under Condition 9. In that event the Issuing and Principal Paying Agent shall repay to the relevant Issuer sums equivalent to the amounts which would otherwise have been repayable on the relevant Notes, Receipts or Coupons.

7.3	The relevant Issuer will ensure that no later than 10.00 a.m. (London time) on the second Business Day (as defined below) immediately preceding the date on which any payment is to be made to the Issuing and Principal Paying Agent under subclause 7.1, the Issuing and Principal Paying Agent shall receive a payment confirmation from the paying bank of the relevant Issuer. For the purposes of this subclause, Business Day means a day on which commercial banks and foreign exchange markets settle payments and are open for general business in New York and London.

7.4	The Issuing and Principal Paying Agent shall notify each of the other Paying Agents immediately:

(a)	if it has not by the relevant date set out in subclause 7.1 received unconditionally the full amount in the Specified Currency required for the payment; and

(b)	if it receives unconditionally the full amount of any sum payable in respect of the Notes, Receipts or Coupons after that date.

The Issuing and Principal Paying Agent shall, at the expense of the relevant Issuer, immediately on receiving any amount as described in subclause 7.4(b), cause notice of that receipt to be published under Condition 14.

7.5	The Issuing and Principal Paying Agent shall ensure that payments of both principal and interest in respect of a Temporary Global Note will only be made if certification of non-U.S. beneficial ownership as required by U.S. Treasury regulations has been received from Euroclear and/or Clearstream, Luxembourg in accordance with the terms of the Temporary Global Note.

7.6	Unless it has received notice under subclause 7.4(a), each Paying Agent shall pay or cause to be paid all amounts due in respect of the Notes on behalf of the relevant Issuer in the manner provided in the Conditions. If any payment provided for in subclause 7.1 is made late but otherwise in accordance with the provisions of this Agreement, the relevant Paying Agent shall nevertheless make payments in respect of the Notes as stated above following receipt by it of such payment.

7.7	If for any reason the Issuing and Principal Paying Agent considers in its sole discretion that the amounts to be received by it under subclause 7.1 will be, or the amounts actually received by it are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Notes, no Paying Agent shall be obliged to pay any such claims until the Issuing and Principal Paying Agent has received the full amount of all such payments.

7.8	Without prejudice to subclauses 7.6 and 7.7, if the Issuing and Principal Paying Agent pays any amounts to the holders of Notes, Receipts or Coupons or to any other Paying Agent at a time when it has not received payment in full in respect of the relevant Notes in accordance with subclause 7.1 (the excess of the amounts so paid over the amounts so received being the Shortfall), the relevant Issuer will, in addition to paying amounts due under subclause 7.1, pay to the Issuing and Principal Paying Agent on demand interest (at a rate which represents the Issuing and Principal Paying Agent’s cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Issuing and Principal Paying Agent of the Shortfall.

7.9	The Issuing and Principal Paying Agent shall on demand promptly reimburse each other Paying Agent for payments in respect of Notes properly made by each Paying Agent in accordance with this Agreement and the Conditions unless the Issuing and Principal Paying Agent has notified the relevant Paying Agent, prior to its opening of business on the due date of a payment in respect of the Notes, that the Issuing and Principal Paying Agent does not expect to receive sufficient funds to make payment of all amounts falling due in respect of the Notes.

7.10	Whilst any Notes are represented by Global Notes or Registered Notes, all payments due in respect of the Notes shall be made to, or to the order of, the holder of the Global Notes or the Registered Global Notes, subject to and, in the case of Global Notes, in accordance with the provisions of the Global Notes. On the occasion of each payment, (a) in the case of the CGN the Paying Agent to which any Global Note was presented for the purpose of making the payment shall cause the appropriate Schedule to the relevant Bearer Global Note to be annotated so as to evidence the amounts and dates of the payments of principal and/or interest as applicable or (b) in the case of any Global Note which is a NGN, the Issuing and Principal Paying Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such payment.

7.11	If the amount of principal and/or interest then due for payment is not paid in full (otherwise than by reason of a deduction required by law to be made or a certification required by the terms of a Note not being received), (a) the Paying Agent to which a Note, Receipt or Coupon (as the case may be) is presented for the purpose of making the payment or, in the case of payments of interest on Registered Notes, the Registrar shall unless the Note is a NGN make a record of the shortfall on the relevant Note, Receipt or Coupon and the record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made or (b) in the case of any Global Note which is a NGN, the Issuing and Principal Paying Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such shortfall in payment.

8.	DETERMINATIONS AND NOTIFICATIONS IN RESPECT OF NOTES AND INTEREST DETERMINATION

8.1	Determinations and notifications

(a)	The Issuing and Principal Paying Agent shall, unless otherwise specified in the applicable Final Terms, make all the determinations and calculations which it is required to make under the Conditions, all subject to and in accordance with the Conditions.

(b)	The Issuing and Principal Paying Agent shall not be responsible to the relevant Issuer or to any third party as a result of the Issuing and Principal Paying Agent having acted on any quotation given by any Reference Bank which subsequently may be found to be incorrect.

(c)	The Issuing and Principal Paying Agent shall promptly notify (and confirm in writing to) the relevant Issuer, the other Paying Agents and (in respect of a Series of Notes listed on a Stock Exchange) the relevant Stock Exchange of each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions as soon as practicable after their determination and of any subsequent amendments to them under the Conditions.

(d)	The Issuing and Principal Paying Agent shall use its best endeavours to cause each Rate of Interest, Interest Amount and Interest Payment Date and all other amounts, rates and dates which it is obliged to determine or calculate under the Conditions to be published as required in accordance with the Conditions as soon as possible after their determination or calculation.

(e)	If the Issuing and Principal Paying Agent does not at any time for any reason determine and/or calculate and/or publish the Rate of Interest, Interest Amount and/or Interest Payment Date in respect of any Interest Period or any other amount, rate or date as provided in this clause, it shall immediately notify the relevant Issuer and the other Paying Agents of that fact.

(f)	Determinations with regard to Notes (including, without limitation, Index Linked Notes and Dual Currency Notes) required to be made by a Calculation Agent specified in the applicable Final Terms shall be made in the manner so specified. Unless otherwise agreed between the relevant Issuer and the relevant Dealer or the Lead Manager, as the case may be, or unless the Issuing and Principal Paying Agent is the Calculation Agent (in which case the provisions of this Agreement shall apply), those determinations shall be made on the basis of a Calculation Agency Agreement substantially in the form of Schedule 1. Notes of any Series may specify additional duties and obligations of any Paying Agent, the performance of which will be agreed between the relevant Issuer and the relevant Paying Agent prior to the relevant Issue Date.

8.2	Interest determination

(a)	Where Screen Rate Determination is specified in the applicable Final Terms as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will, subject as provided below, be either:

(i)	the offered quotation; or

(ii)	the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

(expressed as a percentage rate per annum), for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at the Specified Time on the Interest Determination Date in question plus or minus (as indicated in the applicable Final Terms) the Margin (if any), all as determined by the Issuing and Principal Paying Agent. If five or more offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one highest quotation, one only of those quotations) and the lowest (or, if there is more than one lowest quotation, one only of those quotations) shall be disregarded by the Issuing and Principal Paying Agent for the purpose of determining the arithmetic mean (rounded as provided above) of the offered quotations.

(b)	If the Relevant Screen Page is not available or if, in the case of subclause 8.2(a)(i), no offered quotation appears or, in the case of subclause 8.2(a)(ii), fewer than three offered quotations appear, in each case as at the Specified Time, the Issuing and Principal Paying Agent shall request each of the Reference Banks to provide the Issuing and Principal Paying Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate at approximately the Specified Time on the Interest Determination Date in question. If two or more of the Reference Banks provide the Issuing and Principal Paying Agent with offered quotations, the Rate of Interest for the Interest Period shall be the arithmetic mean (rounded if necessary to the fifth decimal place with 0.000005 being rounded upwards) of the offered quotations plus or minus (as appropriate) the Margin (if any), all as determined by the Issuing and Principal Paying Agent.

(c)

If on any Interest Determination Date one only or none of the Reference Banks provides the Issuing and Principal Paying Agent with an offered quotation as provided in the preceding paragraph, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Issuing and Principal Paying Agent determines as being the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the rates, as communicated to (and at the request of) the Issuing and Principal Paying Agent by the Reference Banks or any two or more of them, at which such banks were offered, at approximately the Specified Time on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in the London inter-bank market (if the Reference Rate is LIBOR) or the Euro-zone inter-bank market (if the Reference Rate is EURIBOR) plus or minus (as appropriate) the Margin (if any) or, if fewer than two of the Reference Banks provide the Issuing and Principal Paying Agent with offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean (rounded as provided above) of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, at which, at approximately the Specified Time on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Issuer suitable for the purpose) informs the Issuing and Principal Paying Agent it is quoting to leading banks in the London inter-bank market (if the Reference Rate is LIBOR) or the Euro-zone inter-bank market (if the Reference Rate is EURIBOR) plus or minus (as appropriate) the Margin (if any), provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period in place of the Margin relating to that last preceding Interest Period).

(d)	If the Reference Rate from time to time in respect of Floating Rate Notes is specified in the applicable Final Terms as being other than LIBOR or EURIBOR, the Rate of Interest in respect of the Notes will be determined as provided in the applicable Final Terms.

9.	NOTICE OF ANY WITHHOLDING OR DEDUCTION

9.1	If the relevant Issuer is, in respect of any payment, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions, it shall give notice of that fact to the Issuing and Principal Paying Agent as soon as it becomes aware of the requirement to make the withholding or deduction and shall give to the Issuing and Principal Paying Agent such information as it shall require to enable it to comply with the requirement.

9.2	If any Paying Agent is, in respect of any payment of principal or interest in respect of the Notes, compelled to withhold or deduct any amount for or on account of any taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions, other than arising under subclause 9.1 or by virtue of the relevant holder failing to satisfy any certification or other requirement in respect of its Notes, it shall give notice of that fact to the relevant Issuer and the Issuing and Principal Paying Agent as soon as it becomes aware of the compulsion to withhold or deduct.

10.	OTHER DUTIES OF THE REGISTRAR

10.1	The Registrar shall perform the duties set out in this Agreement and the Conditions and, in performing those duties, shall act in accordance with this Agreement and the Conditions.

10.2	The Registrar shall so long as any Registered Note is outstanding:

(a)	maintain at its specified office a register (the Register) of the holders of the Registered Notes which shall show (i) the nominal amount of Notes represented by each Registered Global Note, (ii) the nominal amounts and the serial numbers of the Definitive Registered Notes, (iii) the dates of issue of all Registered Notes, (iv) all subsequent transfers and changes of ownership of Registered Notes, (v) the names and addresses of the holders of the Registered Notes, (vi) all cancellations of Registered Notes, whether because of their purchase by the relevant Issuer, replacement or otherwise and (vii) all replacements of Registered Notes (subject, where appropriate, in the case of (vi), to the Registrar having been notified as provided in this Agreement);

(b)	effect exchanges of interests between different Registered Global Notes of the same Series, and interests in Registered Global Notes for Definitive Registered Notes and vice versa, in accordance with the Conditions and this Agreement, keep a record of all exchanges and ensure that the Issuing and Principal Paying Agent is notified immediately after any exchange;

(c)	register all transfers of Definitive Registered Notes;

(d)	receive any document in relation to or affecting the title to any of the Registered Notes including all forms of transfer, forms of exchange, probates, letters of administration and powers of attorney;

(e)	maintain proper records of the details of all documents and certifications received by itself or any other Transfer Agent (subject to receipt of all necessary information from the other Transfer Agents);

(f)	prepare any lists of holders of the Registered Notes required by the relevant Issuer or the Issuing and Principal Paying Agent or any person authorised by either of them;

(g)	subject to applicable laws and regulations at all reasonable times during office hours make the Register available to the relevant Issuer, or any person authorised by any of them or the holder of any Registered Note for inspection and, at the applicant’s expense, for the taking of copies or extracts;

(h)	comply with the reasonable requests of the relevant Issuer with respect to the maintenance of the Register and give to the other Agents any information reasonably required by them for the proper performance of their duties; and

(i)	comply with the terms of any Transfer Notices.

10.3	Notwithstanding anything to the contrary in this Agreement, in the event of a partial redemption of Notes under Condition 7, the Registrar shall not be required, unless so directed by the relevant Issuer, (a) to register the transfer of Definitive Registered Notes (or parts of Definitive Registered Notes) or to effect exchanges of interests in Registered Global Notes for Definitive Registered Notes or vice versa during the period beginning on the 65th day before the date of the partial redemption and ending on the day on which notice is given specifying the serial numbers of Notes called (in whole or in part) for redemption (both inclusive) or (b) to register the transfer of any Registered Note (or part of a Registered Note) called for partial redemption.

10.4	Registered Notes shall be dated:

(a)	in the case of a Registered Note issued on the Issue Date, the Issue Date; or

(b)	in the case of a Definitive Registered Note issued in exchange for an interest in a Registered Global Note, or upon transfer, with the date of registration in the Register of the exchange or transfer; or

(c)	in the case of a Definitive Registered Note issued to the transferor upon transfer in part of a Registered Note, with the same date as the date of the Registered Note transferred; or

(d)	in the case of a Definitive Registered Note issued under Condition 11, with the same date as the date of the lost, stolen, mutilated, defaced or destroyed Registered Note in replacement of which it is issued.

11.	DUTIES OF THE TRANSFER AGENTS

11.1	The Transfer Agents shall perform the duties set out in this Agreement and the Conditions and, in performing those duties, shall act in accordance with this Agreement and the Conditions.

11.2	Each Transfer Agent shall:

(a)	accept Registered Notes delivered to it, with the form of transfer on them duly executed and shall give to the Registrar all relevant details required by it;

(b)	immediately, and in any event within three Business Days (being days when banks are open for business in the city in which the specified office of the Registrar is located) of the relevant request (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), (i) upon receipt by it of Definitive Registered Notes for transfer (together with any certifications required by it) or (ii) following the endorsement of a reduction in nominal amount of a Registered Global Note for exchange into Definitive Registered Notes, deliver at its specified office to the transferee or (at the risk of the transferee) send to the address requested by the transferee duly dated and completed Definitive Registered Notes of a like aggregate nominal amount to the Definitive Registered Notes transferred and, in the case of the transfer of part only of a Definitive Registered Note, deliver at its specified office to the transferor or (at the risk of the transferor) send to the address requested by the transferor a duly dated and completed Definitive Registered Note in respect of the balance of the Definitive Registered Notes not so transferred;

(c)	if appropriate, charge to the holder of a Registered Note presented for exchange or transfer (i) the costs and expenses (if any) of delivering Registered Notes issued on exchange or transfer other than by regular uninsured mail and (ii) a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation to the registration and, in each case, account to the Registrar for those charges; and

(d)	at the request of any Paying Agent deliver new Registered Notes to be issued on partial redemptions of a Registered Note.

12.	REGULATIONS FOR TRANSFERS OF REGISTERED NOTES

Subject as provided below, the relevant Issuer may from time to time agree with the Issuing and Principal Paying Agent and the Registrar reasonable regulations to govern the transfer and registration of Registered Notes. The initial regulations, which shall apply until amended under this clause, are set out in Schedule 3. The Transfer Agents agree to comply with the regulations as amended from time to time.

13.	DUTIES OF THE PAYING AGENTS IN CONNECTION WITH EARLY REDEMPTION

13.1	If the relevant Issuer decides to redeem any Notes for the time being outstanding before their Maturity Date (if any) in accordance with the Conditions, the relevant Issuer shall give notice of the decision to the Issuing and Principal Paying Agent stating the date on which the Notes are to be redeemed and the nominal amount of Notes to be redeemed not less than 15 days before the date on which the relevant Issuer will give notice to the Noteholders in accordance with the Conditions of the redemption in order to enable the Issuing and Principal Paying Agent to carry out its duties in this Agreement and in the Conditions.

13.2	If some only of the Notes are to be redeemed, the Issuing and Principal Paying Agent shall, in the case of Definitive Notes, make the required drawing in accordance with the Conditions but shall give the relevant Issuer reasonable notice of the time and place proposed for the drawing and the relevant Issuer shall be entitled to send representatives to attend the drawing and shall, in the case of Notes in global form, co-ordinate the selection of Notes to be redeemed with Euroclear and Clearstream, Luxembourg, all in accordance with the Conditions.

13.3	The Issuing and Principal Paying Agent shall publish the notice required in connection with any redemption and shall, if applicable, at the same time also publish a separate list of the serial numbers of any Notes in definitive form previously drawn and not presented for redemption. The redemption notice shall specify the date fixed for redemption, the redemption amount, the manner in which redemption will be effected and, in the case of a partial redemption of Definitive Notes, the serial numbers of the Notes to be redeemed. The notice will be published in accordance with the Conditions. The Issuing and Principal Paying Agent will also notify the other Paying Agents of any date fixed for redemption of any Notes.

13.4	The Registrar and each Paying Agent will keep a stock of Put Notices and will make them available on demand to holders of Definitive Notes the Conditions of which provide for redemption at the option of Noteholders. Upon receipt of any Note deposited in the exercise of a put option in accordance with the Conditions, the Registrar or, as the case may be, the Paying Agent with which the Note is deposited shall hold the Note (together with any Receipts, Coupons and Talons relating to it deposited with it) on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of the relevant Note consequent upon the exercise of the option, when, subject as provided below, it shall present the Note (and any such unmatured Receipts, Coupons and Talons) to itself for payment of the amount due together with any interest due on the date of redemption in accordance with the Conditions and shall pay those moneys in accordance with the directions of the Noteholder contained in the relevant Put Notice. If, prior to the due date for its redemption, an Event of Default has occurred and is continuing or the Note becomes immediately due and repayable or if upon due presentation payment of the redemption moneys is improperly withheld or refused, the Registrar or, as the case may be, the Paying Agent concerned shall post the Note (together with any such Receipts, Coupons and Talons) by uninsured post to, and at the risk of, the relevant Noteholder (unless the Noteholder has otherwise requested and paid the costs of insurance to the relevant Paying Agent at the time of depositing the Notes) at the address given by the Noteholder in the relevant Put Notice. In the case of a partial redemption of Registered Notes, the Registrar shall, in accordance with the Conditions, post a new Registered Note in respect of the balance of the Registered Notes not redeemed to the registered holder. At the end of each period for the exercise of any put option the Registrar and each Paying Agent shall promptly notify the Issuing and Principal Paying Agent of the principal amount of the Notes in respect of which the option has been exercised with it together with their serial numbers and the Issuing and Principal Paying Agent shall promptly notify those details to the relevant Issuer.

14.	RECEIPT AND PUBLICATION OF NOTICES

14.1	Immediately after it receives a demand or notice from any Noteholder in accordance with the Conditions, the Issuing and Principal Paying Agent shall forward a copy to the relevant Issuer.

14.2	On behalf of and at the request and expense of the relevant Issuer, the Issuing and Principal Paying Agent shall cause to be published all notices required to be given by the relevant Issuer to the Noteholders in accordance with the Conditions.

15.	CANCELLATION OF NOTES, RECEIPTS, COUPONS AND TALONS

15.1	All Notes which are redeemed, all Global Notes which are exchanged in full, all Registered Notes which have been transferred, all Receipts or Coupons which are paid and all Talons which are exchanged shall be cancelled by the Paying Agent by which they are redeemed, exchanged or paid. In addition, the relevant Issuer shall immediately notify the Issuing and Principal Paying Agent in writing of all Notes which are purchased on behalf of the relevant Issuer or any of its Subsidiaries and all such Notes surrendered to a Paying Agent for cancellation, together (in the case of Definitive Bearer Notes) with all unmatured Receipts, Coupons or Talons (if any) attached to them or surrendered with them, shall be cancelled by the Paying Agent to which they are surrendered. Each of the Paying Agents shall give to the Issuing and Principal Paying Agent details of all payments made by it and shall deliver all cancelled Notes, Receipts, Coupons and Talons to the Issuing and Principal Paying Agent or as the Issuing and Principal Paying Agent may specify.

15.2	The Issuing and Principal Paying Agent shall upon request deliver to the relevant Issuer as soon as reasonably practicable and in any event within three months after the date of each repayment, payment, cancellation or replacement, as the case may be, a certificate stating:

(a)	the aggregate nominal amount of Notes which have been redeemed and the aggregate amounts in respect of Receipts and Coupons which have been paid;

(b)	the serial numbers of such Notes in definitive form and Receipts distinguishing between Bearer Notes and Registered Notes;

(c)	the total numbers (where applicable, of each denomination) by maturity date of such Receipts and Coupons;

(d)	the aggregate amount of interest paid (and the due dates of such payments) on Global Notes and/or Definitive Registered Notes;

(e)	the serial numbers of such Notes in definitive form and, in the case of Definitive Bearer Notes, the total number (where applicable, of each denomination) by maturity date of the Receipts, Coupons and Talons attached thereto or surrendered therewith;

(f)	the aggregate nominal amounts of Notes and Receipts and the aggregate amounts in respect of Coupons which have been so surrendered and replaced and the serial numbers of such Notes in definitive form and the total number (where applicable, of each denomination) by maturity date of such Coupons and Talons; and

(g)	the total number (where applicable, of each denomination) by maturity date of Talons which have been exchanged for further Coupons.

15.3	The Issuing and Principal Paying Agent shall destroy all cancelled Notes, Receipts, Coupons and Talons and upon request send to the relevant Issuer a certificate stating the serial numbers of the Notes (in the case of Notes in definitive form) and the number by maturity date of Receipts, Coupons and Talons destroyed.

15.4	Without prejudice to the obligations of the Issuing and Principal Paying Agent under subclause 12.2, the Issuing and Principal Paying Agent shall keep a full and complete record of all Notes, Receipts, Coupons and Talons (other than serial numbers of Coupons) and of their redemption, purchase on behalf of the relevant Issuer or any of its

Subsidiaries and cancellation, payment or replacement (as the case may be) and of all replacement Notes, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Receipts, Coupons or Talons. The Issuing and Principal Paying Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of ten years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Issuing and Principal Paying Agent shall at all reasonable times make the record available to the relevant Issuer and any persons authorised by it for inspection and for the taking of copies of it or extracts from it.

15.5	The Issuing and Principal Paying Agent is authorised by the relevant Issuer and instructed to (a) in the case of any Global Note which is a CGN, to endorse or to arrange for the endorsement of the relevant Global Note to reflect the reduction in the nominal amount represented by it by the amount so redeemed or purchased and cancelled and (b) in the case of any Global Note which is a NGN, to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such redemption or purchase and cancellation, as the case may be; provided, that, in the case of a purchase or cancellation, the relevant Issuer has notified the Issuing and Principal Paying Agent of the same in accordance with clause 15.1.

16.	ISSUE OF REPLACEMENT NOTES, RECEIPTS, COUPONS AND TALONS

16.1	The relevant Issuer will cause a sufficient quantity of additional forms of (a) Bearer Notes, Receipts, Coupons and Talons to be available, upon request, to the Issuing and Principal Paying Agent at its specified office for the purpose of issuing replacement Bearer Notes, Receipts, Coupons and Talons as provided below and (b) Registered Notes, to be available, upon request, to the Registrar at its specified office for the purpose of issuing replacement Registered Notes as provided below.

16.2	The Issuing and Principal Paying Agent and the Registrar will, subject to and in accordance with the Conditions and this clause, cause to be delivered any replacement Notes, Receipts, Coupons and Talons which the relevant Issuer may determine to issue in place of Notes, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

16.3	In the case of a mutilated or defaced Bearer Note, the Issuing and Principal Paying Agent shall ensure that (unless otherwise covered by such indemnity as the relevant Issuer may reasonably require) any replacement Bearer Note will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

16.4	The Issuing and Principal Paying Agent or the Registrar, as the case may be, shall obtain verification in the case of an allegedly lost, stolen or destroyed Note, Receipt, Coupon or Talon in respect of which the serial number is known, that the Note, Receipt, Coupon or Talon has not previously been redeemed, paid or exchanged, as the case may be. Neither the Issuing and Principal Paying Agent, nor, as the case may be, the Registrar shall issue any replacement Note, Receipt, Coupon or Talon unless and until the claimant shall have:

(a)	paid the costs and expenses incurred in connection with the issue;

(b)	provided it with such evidence and indemnity as the relevant Issuer may reasonably require; and

(c)	in the case of any mutilated or defaced Note, Receipt, Coupon or Talon, surrendered it to the Issuing and Principal Paying Agent.

16.5	The Issuing and Principal Paying Agent or, as the case may be, the Registrar shall upon written request cancel any mutilated or defaced Notes, Receipts, Coupons and Talons in respect of which replacement Notes, Receipts, Coupons and Talons have been issued under this clause and shall furnish the relevant Issuer with a certificate stating the serial numbers of the Notes, Receipts, Coupons and Talons cancelled and, unless otherwise instructed by the relevant Issuer in writing, shall destroy the cancelled Notes, Receipts, Coupons and Talons and give to the relevant Issuer upon written request a destruction certificate containing the information specified in subclause 15.3.

16.6	The Issuing and Principal Paying Agent or, as the case may be, the Registrar shall, on issuing any replacement Note, Receipt, Coupon or Talon, immediately inform the relevant Issuer and the other Paying Agents of the serial number of the replacement Note, Receipt, Coupon or Talon issued and (if known) of the serial number of the Note, Receipt, Coupon or Talon in place of which the replacement Note, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued, the Issuing and Principal Paying Agent or, as the case may be, the Registrar shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

16.7	The Issuing and Principal Paying Agent and the Registrar shall keep a full and complete record of all replacement Notes, Receipts, Coupons and Talons issued and shall make the record available at all reasonable times to the relevant Issuer and any persons authorised by it for inspection and for the taking of copies of it or extracts from it.

16.8	Whenever any Bearer Note, Receipt, Coupon or Talon for which a replacement Bearer Note, Receipt, Coupon or Talon has been issued and in respect of which the serial number is known is presented to a Paying Agent for payment, the relevant Paying Agent shall immediately send notice of that fact to the relevant Issuer and the other Paying Agents.

16.9	The Paying Agents shall issue further Coupon sheets against surrender of Talons. A Talon so surrendered shall be cancelled by the relevant Paying Agent who (except where the Paying Agent is the Issuing and Principal Paying Agent) shall inform the Issuing and Principal Paying Agent of its serial number. Further Coupon sheets issued on surrender of Talons shall carry the same serial number as the surrendered Talon.

17.	COPIES OF DOCUMENTS AVAILABLE FOR INSPECTION

Each Paying Agent shall hold available for inspection at its specified office during normal business hours copies of all documents required to be so available by the Conditions of any Notes or the rules of any relevant Stock Exchange (or any other relevant authority). For these purposes, each Issuer shall provide the Paying Agents with sufficient copies of each of the relevant documents.

18.	MEETINGS OF NOTEHOLDERS

18.1	The provisions of Schedule 5 shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement.

18.2	Without prejudice to subclause 18.1, each of the Paying Agents on the request of any holder of Notes shall issue voting certificates and block voting instructions in accordance with Schedule 5 and shall immediately give notice to the relevant Issuer in writing of any revocation or amendment of a block voting instruction. Each of the Paying Agents will keep a full and complete record of all voting certificates and block voting instructions issued by it and will, not less than 24 hours before the time appointed for holding a meeting or adjourned meeting, deposit at such place as the Issuing and Principal Paying Agent shall approve, full particulars of all voting certificates and block voting instructions issued by it in respect of the meeting or adjourned meeting.

19.	COMMISSIONS AND EXPENSES

19.1	Each Issuer agrees to pay to the Issuing and Principal Paying Agent such fees and commissions as each Issuer and the Issuing and Principal Paying Agent shall separately agree in respect of the services of the Paying Agents under this Agreement together with any out of pocket expenses (including legal, printing, postage, fax, cable and advertising expenses) incurred by the Paying Agents in connection with their services.

19.2	The Issuing and Principal Paying Agent will make payment of the fees and commissions due under this Agreement to the other Agents and will reimburse their expenses promptly after the receipt of the relevant moneys from each Issuer. Neither Issuer shall be responsible for any payment or reimbursement by the Issuing and Principal Paying Agent to the other Agents.

20.	INDEMNITY

20.1	Each Issuer shall severally indemnify each of the Paying Agents against any losses, liabilities, costs, claims, actions, demands or expenses (together, Losses) (including, but not limited to, all properly incurred costs, legal fees, charges and expenses (together, Expenses) paid or incurred in disputing or defending any Losses) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement except for any Losses or Expenses resulting from its own default, negligence or bad faith or that of its officers, directors, employees or agents.

20.2	Notwithstanding the foregoing, under no circumstances will the Issuing and Principal Paying Agents be liable to any Issuer or any other party to this Agreement for any consequential loss (being loss of business, goodwill, opportunity or profit), even if advised of the possibility of such loss or damage.

20.3	The indemnity set out above shall survive any termination of this Agreement.

21.	RESPONSIBILITY OF THE PAYING AGENTS

21.1	No Paying Agent shall be responsible to anyone for any act or omission by it in connection with this Agreement or any Note, Receipt or Coupon except for its own negligence, default or bad faith, including that of its officers, employees and agents

21.2	No Paying Agent shall have any liability for any default by any Issuer in the performance of such Issuer’s obligations under the Conditions (other than a default caused by a Paying Agent).

21.3	If the Issuing and Principal Paying Agent receives a notice given by a Noteholder in accordance with Condition 10 it shall promptly advise the relevant Issuer of the fact and furnish it with a copy of the notice.

21.4	Whenever in the performance of its duties under this Agreement a Paying Agent shall reasonably deem it desirable that any matter be established by any Issuer prior to taking or suffering any action under this Agreement, the matter may be deemed to be conclusively established by a certificate signed by the relevant Issuer and delivered to the Paying Agent.

22.	CONDITIONS OF APPOINTMENT

22.1	Each Paying Agent shall be entitled to deal with money paid to it by any Issuer for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(a)	that it shall not exercise any right of set-off, lien or similar claim in respect of the money; and

(b)	that it shall not be liable to account to any Issuer for any interest on the money.

22.2	In acting under this Agreement and in connection with the Notes, each Paying Agent shall act solely as an agent of each Issuer and will not assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes, Receipts, Coupons or Talons.

22.3	Each Paying Agent undertakes to each Issuer to perform its duties, and shall be obliged to perform the duties and only the duties, specifically stated in this Agreement (including Schedule 8, in the case of the Issuing and Principal Paying Agent), the Conditions and the Procedures Memorandum, and no implied duties or obligations shall be read into any of those documents against any Paying Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent agent in comparable circumstances. Each of the Paying Agents (other than the Issuing and Principal Paying Agent) agrees that if any information that is required by the Issuing and Principal Paying Agent to perform the duties set out in Schedule 8 becomes known to it, it will promptly provide such information to the Issuing and Principal Paying Agent.

22.4	The Issuing and Principal Paying Agent and the Registrar may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of any action taken, omitted or suffered under this Agreement in good faith and in accordance with the opinion of the advisers.

22.5	Each Paying Agent shall be protected and shall incur no liability in respect of any action taken, omitted or suffered in reliance on any instruction from any Issuer or any document which it reasonably believes to be genuine and to have been delivered by the proper party or on written instructions from the relevant Issuer.

22.6

Any Paying Agent and its officers, directors and employees may become the owner of, and/or acquire any interest in, any Notes, Receipts, Coupons or Talons with the same rights that it or he would have had if the Paying Agent concerned were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with any Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the relevant Issuer as freely as if the Paying Agent were not appointed under this Agreement.

22.7	Each Issuer shall provide the Issuing and Principal Paying Agent with a certified copy of the list of persons authorised to execute documents and take action on its behalf in connection with this Agreement and shall notify the Issuing and Principal Paying Agent immediately in writing if any of those persons ceases to be authorised or if any additional person becomes authorised together, in the case of an additional authorised person, with evidence satisfactory to the Issuing and Principal Paying Agent that the person has been authorised.

22.8	Except as otherwise permitted in the Conditions or as ordered by a court of competent jurisdiction or as required by law or applicable regulations, each Issuer and each of the Paying Agents shall be entitled to treat the bearer of any Bearer Note or Receipt or Coupon relating thereto as the absolute owner of it (whether or not it is overdue and notwithstanding any notice of ownership or writing on it or notice of any previous loss or theft of it).

22.9	The amount of the Programme may be increased by the Issuers in accordance with the procedure set out in the Programme Agreement. Upon any increase being effected, all references in this Agreement to the amount of the Programme shall be deemed to be references to the increased amount.

23.	COMMUNICATIONS BETWEEN THE PARTIES

A copy of all communications relating to the subject matter of this Agreement between any Issuer and any Paying Agent (other than the Issuing and Principal Paying Agent) shall be sent to the Issuing and Principal Paying Agent.

24.	CHANGES IN PAYING AGENTS

24.1	Each Issuer agrees that, for so long as any Note is outstanding, or until moneys for the payment of all amounts in respect of all outstanding Notes have been made available to the Issuing and Principal Paying Agent and have been returned to each Issuer, as provided in this Agreement:

(a)	so long as any Notes are listed on any Stock Exchange, there will at all times be a Paying Agent, which may be the Issuing and Principal Paying Agent, with a specified office in the place required by the rules and regulations of the relevant Stock Exchange or any other relevant authority;

(b)	there will at all times be an Agent, a Transfer Agent and a Registrar any two or more of which may be the same person; and

(c)	it will ensure that it maintains a Paying Agent in a Member State of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive.

In addition, each Issuer shall immediately appoint a Paying Agent having a specified office in New York City in the circumstances described in Condition 6.5. Any variation, termination,

appointment or change shall only take effect (other than in the case of insolvency (as provided in subclause 24.5), when it shall be of immediate effect) after not less than 30 nor more than 45 days’ prior notice shall have been given to the Noteholders in accordance with Condition 14.

24.2	The Issuing and Principal Paying Agent and the Registrar may (subject as provided in subclause 24.4) at any time resign by giving at least 90 days’ written notice to the Issuers specifying the date on which its resignation shall become effective.

24.3	The Issuing and Principal Paying Agent may (subject as provided in subclause 24.4) be removed at any time by the Issuers on at least 45 days’ notice in writing from the Issuers specifying the date when the removal shall become effective.

24.4	Any resignation under subclause 24.2 or removal of the Issuing and Principal Paying Agent or the Registrar under subclauses 24.3 or 24.5 shall only take effect upon the appointment by the Issuers of a successor Agent and (other than in cases of insolvency of the Issuing and Principal Paying Agent) or the Registrar as the case may be on the expiry of the notice to be given under clause 36. Each Issuer agrees with the Issuing and Principal Paying Agent and the Registrar that if, by the day falling 10 days before the expiry of any notice under subclause 24.2, the Issuers have not appointed a successor Agent or Registrar, as the case may be, then the Issuing and Principal Paying Agent or Registrar, as the case may be, shall be entitled, on behalf of the Issuers, to appoint in its place as a successor Agent or Registrar, as the case may be, a reputable financial institution of good standing.

24.5	In case at any time any Paying Agent resigns, or is removed, or becomes incapable of acting or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment of its debts, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Paying Agent which shall be a reputable financial institution of good standing may be appointed by the Issuers. Upon the appointment of a successor Paying Agent and acceptance by it of its appointment and (other than in case of insolvency of the Paying Agent when it shall be of immediate effect) upon expiry of the notice to be given under clause 26, the Paying Agent so superseded shall cease to be a Paying Agent under this Agreement.

24.6	Subject to subclause 24.1, the Issuers may terminate the appointment of any of the other Paying Agents at any time and/or appoint one or more further or other Paying Agents by giving to the Issuing and Principal Paying Agent and to the relevant other Paying Agent at least 45 days’ notice in writing to that effect (other than in the case of insolvency).

24.7	Subject to subclause 24.1, all or any of the Paying Agents (other than the Issuing and Principal Paying Agent and the Registrar) may resign their respective appointments under this Agreement at any time by giving the Issuers and the Issuing and Principal Paying Agent at least 45 days’ written notice to that effect.

24.8	Upon its resignation or removal becoming effective, a Paying Agent shall:

(a)	in the case of the Issuing and Principal Paying Agent and the Registrar, immediately transfer all moneys and records held by it under this Agreement to the successor Agent; and

(b)	be entitled to the payment by each Issuer of the commissions, fees and expenses payable in respect of its services under this Agreement before termination in accordance with the terms of clause 16.

24.9	Upon its appointment becoming effective, a successor or new Paying Agent shall, without any further action, become vested with all the authority, rights, powers, duties and obligations of its predecessor or, as the case may be, a Paying Agent with the same effect as if originally named as a Paying Agent under this Agreement.

25.	MERGER AND CONSOLIDATION

Any corporation into which any Paying Agent may be merged or converted, or any corporation with which a Paying Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which a Paying Agent shall be a party, or any corporation to which a Paying Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when the merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuers and after the said effective date all references in this Agreement to the relevant Paying Agent shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall immediately be given to the Issuers by the relevant Paying Agent.

26.	NOTIFICATION OF CHANGES TO PAYING AGENTS

Following receipt of notice of resignation from a Paying Agent and immediately after appointing a successor or new Paying Agent or on giving notice to terminate the appointment of any Paying Agent, the Issuing and Principal Paying Agent (on behalf of and at the expense of the Issuers shall give or cause to be given not more than 45 days’ nor less than 30 days’ notice of the fact to the Noteholders in accordance with the Conditions.

27.	CHANGE OF SPECIFIED OFFICE

If any Paying Agent determines to change its specified office it shall give to the Issuers and the Issuing and Principal Paying Agent written notice of that fact giving the address of the new specified office which shall be in the same city and stating the date on which the change is to take effect, which shall not be less than 45 days after the notice. The Issuing and Principal Paying Agent (on behalf and at the expense of the Issuers shall within 15 days of receipt of the notice (unless the appointment of the relevant Paying Agent is to terminate pursuant to clause 21 on or prior to the date of the change) give or cause to be given not more than 45 days’ nor less than 30 days’ notice of the change to the Noteholders in accordance with the Conditions.

28.	COMMUNICATIONS

28.1

All communications shall be by fax or letter delivered by hand or (but only where specifically provided in the Procedures Memorandum) by telephone. Each communication shall be made to the relevant party at the fax number or address or telephone number and, in the case of a communication by fax or letter, marked for the attention of, or (in the case of a communication by telephone) made to, the person or department from time to time specified in writing by that party to the others for the purpose. The initial telephone number, fax number and person or department so specified by each party are set out in the Procedures Memorandum.

28.2	A communication shall be deemed received (if by fax) when an acknowledgement of receipt is received, (if by telephone) when made or (if by letter) when delivered, in each case in the manner required by this clause. However, if a communication is received after business hours on any business day or on a day which is not a business day in the place of receipt it shall be deemed to be received and become effective at the opening of business on the next business day in the place of receipt. Every communication shall be irrevocable save in respect of any manifest error in it.

28.3	Any notice given under or in connection with this Agreement shall be in English. All other documents provided under or in connection with this Agreement shall be:

(a)	in English; or

(b)	if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

29.	TAXES AND STAMP DUTIES

Each Issuer agrees to pay any and all stamp and other documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

30.	CURRENCY INDEMNITY

If, under any applicable law and whether pursuant to a judgment being made or registered against any Issuer or in the liquidation, insolvency or any similar process of any Issuer or for any other reason, any payment under or in connection with this Agreement is made or falls to be satisfied in a currency (the other currency) other than that in which the relevant payment is expressed to be due (the required currency) under this Agreement, then, to the extent that the payment (when converted into the required currency at the rate of exchange on the date of payment or, if it is not practicable for the relevant Paying Agent to purchase the required currency with the other currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so or, in the case of a liquidation, insolvency or analogous process, at the rate of exchange on the latest date permitted by applicable law for the determination of liabilities in such liquidation, insolvency or analogous process) actually received by the relevant Paying Agent falls short of the amount due under the terms of this Agreement, the relevant Issuer undertakes that it shall, as a separate and independent obligation, indemnify and hold harmless the Paying Agent against the amount of the shortfall. For the purpose of this clause 30, rate of exchange means the rate at which the relevant Paying Agent is able on the London foreign exchange market on the relevant date to purchase the required currency with the other currency and shall take into account any premium and other reasonable costs of exchange.

31.	AMENDMENTS

The Issuing and Principal Paying Agent and each Issuer may agree, without the consent of the Noteholders, Receiptholders or Couponholders, (except as mentioned in the Conditions) to:

(a)	any modification of or any waiver or authorisation of any breach or proposed breach, of any of the provisions of this Agreement which, in the sole opinion of the Issuer, is not materially prejudicial to the interests of the Noteholders; or

(b)	any modification of the Notes, the Receipts, the Coupons or this Agreement which is of a formal, minor or technical nature or is made to correct a manifest or proven error or to comply with mandatory provisions of law.

Any modification so made shall be binding on the Noteholders, the Receiptholders and the Couponholders and shall be notified to the Noteholders in accordance with Condition 14 as soon as practicable after it has been agreed.

32.	NO THIRD PARTY RIGHTS

This Agreement shall be binding upon, and inure solely to the benefit of, the parties to this Agreement and no other person shall acquire or have any right under or by virtue of this Agreement.

33.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

33.1	THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

33.2	Each Issuer submits to the jurisdiction of any federal or state court in the Borough of Manhattan, The City of New York any such court in any such suit or proceeding and waives, to the extent possible, any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum.

34.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SCHEDULE 1

FORM OF CALCULATION AGENCY AGREEMENT

CALCULATION AGENCY AGREEMENT

DATED [            ] 2006

[WACHOVIA CORPORATION/

WACHOVIA BANK, NATIONAL ASSOCIATION]

U.S. $20,000,000,000

EURO MEDIUM TERM NOTE PROGRAMME

THIS AGREEMENT is dated [            ]

BETWEEN:

(1)	[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION] (the Issuer); and

(2)	[ ] of [ ] (the Calculation Agent, which expression shall include any successor calculation agent appointed under this Agreement).

IT IS AGREED:

1.	APPOINTMENT OF THE CALCULATION AGENT

The Calculation Agent is appointed, and the Calculation Agent agrees to act, as Calculation Agent in respect of each Series of Notes described in the Schedule (the Relevant Notes) for the purposes set out in clause 2 and on the terms of this Agreement. The agreement of the parties that this Agreement is to apply to each Series of Relevant Notes shall be evidenced by the manuscript annotation and signature in counterpart of the Schedule.

2.	DUTIES OF CALCULATION AGENT

The Calculation Agent shall in relation to each series of Relevant Notes (each a Series) perform all the functions and duties imposed on the Calculation Agent by the terms and conditions of the Relevant Notes (the Conditions) including endorsing the Schedule appropriately in relation to each Series of Relevant Notes. In addition, the Calculation Agent agrees that it will provide a copy of all calculations made by it which affect the nominal amount outstanding of any Relevant Notes which are identified on the Schedule as being NGNs to Citibank, N.A. to the contact details set out on the signature page hereof.

3.	EXPENSES

The arrangements in relation to expenses will be separately agreed in relation to each issue of Relevant Notes.

4.	INDEMNITY

The Issuer shall indemnify the Calculation Agent against any losses, liabilities, costs, claims, actions, demands or expenses (together, Losses) (including, but not limited to, all reasonable costs, legal fees, charges and expenses (together, Expenses) paid or incurred in disputing or defending any Losses) which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement except for any Losses or Expenses resulting from its own default, negligence or bad faith or that of its officers, directors, employees or agents.

5.	CONDITIONS OF APPOINTMENT

5.1	In acting under this Agreement and in connection with the Relevant Notes, the Calculation Agent shall act solely as an agent of the Issuer and will not assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Relevant Notes or the receipts or coupons (if any) appertaining to the Relevant Notes (the Receipts and the Coupons, respectively).

5.2	In relation to each issue of Relevant Notes, the Calculation Agent shall be obliged to perform the duties and only the duties specifically stated in this Agreement and the Conditions and no implied duties or obligations shall be read into this Agreement or the Conditions against the Calculation Agent, other than the duty to act honestly and in good faith and to exercise the diligence of a reasonably prudent expert in comparable circumstances.

5.3	The Calculation Agent may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of any action taken, omitted or suffered under this Agreement in good faith and in accordance with the opinion of the advisers.

5.4	The Calculation Agent shall be protected and shall incur no liability in respect of any action taken, omitted or suffered in reliance on any instruction from the Issuer or any document which it reasonably believes to be genuine and to have been delivered by the proper party or on written instructions from the Issuer.

5.5	The Calculation Agent and any of its officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts or Coupons (if any) with the same rights that it or he would have had if the Calculation Agent were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Issuer as freely as if the Calculation Agent were not appointed under this Agreement.

6.	TERMINATION OF APPOINTMENT

6.1	The Issuer may terminate the appointment of the Calculation Agent at any time by giving to the Calculation Agent at least 45 days’ prior written notice to that effect, provided that, so long as any of the Relevant Notes is outstanding:

(a)	the notice shall not expire less than 45 days before any date on which any calculation is due to be made in respect of any Relevant Notes; and

(b)	notice shall be given in accordance with the Conditions to the holders of the Relevant Notes at least 30 days before any removal of the Calculation Agent.

6.2	Notwithstanding the provisions of subclause 6.1, if at any time:

(a)	the Calculation Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or admits in writing its inability to pay or meet its debts as they may mature or suspends payment of its debts, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a receiver of it or of all or a substantial part of its property is appointed or if any officer takes charge or control of the Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

(b)	the Calculation Agent fails duly to perform any function or duty imposed on it by the Conditions and this Agreement, the Issuer may immediately without notice terminate the appointment of the Calculation Agent, in which event notice of the termination shall be given to the holders of the Relevant Notes in accordance with the Conditions as soon as practicable.

6.3	The termination of the appointment of the Calculation Agent under subclauses 6.1 or 6.2 shall not entitle the Calculation Agent to any amount by way of compensation but shall be without prejudice to any amount then accrued due.

6.4	The Calculation Agent may resign its appointment under this Agreement at any time by giving to the Issuer at least 90 days’ prior written notice to that effect. Following receipt of a notice of resignation from the Calculation Agent, the Issuer shall promptly give notice of the resignation to the holders of the Relevant Notes in accordance with the Conditions.

6.5	Notwithstanding the provisions of subclauses 6.1, 6.2 and 6.4, so long as any of the Relevant Notes is outstanding, the termination of the appointment of the Calculation Agent (whether by the Issuer or by the resignation of the Calculation Agent) shall not be effective unless upon the expiry of the relevant notice a successor Calculation Agent has been appointed. The Issuer agrees with the Calculation Agent that if, by the day falling 10 days before the expiry of any notice under subclause 6.4, the Issuer has not appointed a replacement Calculation Agent, the Calculation Agent shall be entitled, on behalf of the Issuer, to appoint as a successor Calculation Agent in its place a reputable financial institution of good standing.

6.6	Upon its appointment becoming effective, a successor Calculation Agent shall without any further action, become vested with all the authority, rights, powers, duties and obligations of its predecessor with the same effect as if originally named as the Calculation Agent under this Agreement.

6.7	If the appointment of the Calculation Agent under this Agreement is terminated (whether by the Issuer or by the resignation of the Calculation Agent), the Calculation Agent shall on the date on which the termination takes effect deliver to the successor Calculation Agent any records concerning the Relevant Notes maintained by it (except those documents and records which it is obliged by law or regulation to retain or not to release), but shall have no other duties or responsibilities under this Agreement.

6.8	Any corporation into which the Calculation Agent may be merged or converted, or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when the merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, unless otherwise required by the Issuer, and after the said effective date all references in this Agreement to the Calculation Agent shall be deemed to be references to such successor corporation. Written notice of any such merger, conversion, consolidation or transfer shall immediately be given to the Issuer and the Issuing and Principal Paying Agent by the Calculation Agent.

7.	COMMUNICATIONS

7.1	All communications shall be by fax or letter delivered by hand. Each communication shall be made to the relevant party at the fax number or address and marked for the attention of the person or department from time to time specified in writing by that party to the other[s] for the purpose. The initial fax number and person or department so specified by each party are set out in the Procedures Memorandum or, in the case of the Calculation Agent, on the signature page of this Agreement.

7.2	A communication shall be deemed received (if by fax) when an acknowledgement of receipt is received or (if by letter) when delivered, in each case in the manner required by this clause 7. However, if a communication is received after business hours on any business day or on a day which is not a business day in the place of receipt it shall be deemed to be received and become effective at the opening of business on the next business day in the place of receipt. Every communication shall be irrevocable save in respect of any manifest error in it.

7.3	Any notice given under or in connection with this Agreement shall be in English. All other documents provided under or in connection with this Agreement shall be:

(a)	in English; or

(b)	if not in English, accompanied by a certified English translation and, in this case, the English translation shall prevail unless the document is a statutory or other official document.

8.	DESCRIPTIVE HEADINGS AND COUNTERPARTS

8.1	The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

8.2	This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9.	NO THIRD PARTY RIGHTS

This Agreement shall be binding upon, and inure solely to the benefit of, the parties to this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

10.	GOVERNING LAW AND SUBMISSION TO JURISDICTION

10.1	THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

10.2	Each Issuer submits to the jurisdiction of any federal or state court in the Borough of Manhattan, The City of New York any such court in any such suit or proceeding and waives, to the extent possible, any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

[CALCULATION AGENT]

[Address of Calculation Agent]

Telefax No:	•

Attention:	•

By:

SCHEDULE ONE

TO THE CALCULATION AGENCY AGREEMENT

Series number	Issue Date	Maturity Date (if any)	Title and Nominal Amount	NGN [Yes/No]	Annotation by Calculation Agent/Issuer

SCHEDULE 2

TERMS AND CONDITIONS OF THE NOTES

(to be incorporated from the final Offering Circular)

AGENT

CITIBANK, N.A.

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

OTHER PAYING AGENTS

Citigroup Global Markets Deutschland AG & Co KGaA

Frankfurter Welle

Reuterweg 16

60323 Frankfurt am Main

Germany

and/or any other or further Agent or Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.

SCHEDULE 3

REGISTER AND TRANSFER OF REGISTERED NOTES

1.	The Registrar shall at all times maintain in a place agreed by each Issuer the Register showing the amount of the Registered Notes from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership of the Registered Notes and the names and addresses of the holders of the Registered Notes. The holders of the Registered Notes or any of them and any person authorised by any of them may at all reasonable times during local office hours and, at the applicant’s expense, inspect the Register and take copies of or extracts from it. The Register may be closed by the Issuers or such periods and at such times (not exceeding in total 30 days in any one year) as they may think fit.

2.	Each Registered Note shall have an identifying serial number which shall be entered on the Register.

3.	The Registered Notes are transferable by execution of the form of transfer endorsed on them under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing.

4.	The Registered Notes to be transferred must be delivered for registration to the specified office of the Registrar with the form of transfer endorsed on them duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the relevant Issuer may reasonably require to prove the legal ownership of the transferor or his right to transfer the Registered Notes and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.

5.	The executors or administrators of a deceased holder of Registered Notes (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognized by the Issuer as having any title to such Registered Notes.

6.	Any person becoming entitled to Registered Notes in consequence of the death or bankruptcy of the holder of such Registered Notes may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the relevant Issuer shall require be registered himself as the holder of such Registered Notes or, subject to the preceding paragraphs as to transfer, may transfer such Registered Notes. The relevant Issuer shall be at liberty to retain any amount payable upon the Registered Notes to which any person is so entitled until such person shall be registered or shall duly transfer the Registered Notes.

7.	Unless otherwise requested by him, the holder of Registered Notes of any Series shall be entitled to receive only one Registered Note in respect of his entire holding of the Series.

8.	The joint holders of Registered Notes of any Series shall be entitled to one Registered Note only in respect of their joint holding of the Series which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of such joint holding.

9.	Where a holder of Registered Notes has transferred part only of his holding of Notes represented by a single Registered Note there shall be delivered to him without charge a Registered Note in respect of the balance of his holding.

10.	The relevant Issuer shall make no charge to the Noteholders for the registration of any holding of Registered Notes or any transfer of it or for the issue or delivery of Registered Notes in respect of the holding at the specified office of the Registrar or by uninsured mail to the address specified by the holder except that such delivery shall be at the risk of the Noteholder. If any holder entitled to receive a Registered Note wishes to have the same delivered to him otherwise than at the specified office of the Registrar, such delivery shall be made, upon his written request to the Registrar, at his risk and (except where sent by uninsured mail to the address specified by the holder) at his expense.

11.	The person in whose name a Registered Note is registered in the records of the Registrar may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of the Registered Note notwithstanding any notice any person may have of the right, title, interest or claim of any other person to the Registered Note. The relevant Issuer shall not be bound to see to the execution of any trust to which any Registered Note may be subject and no notice of any trust shall be entered on the Register. The person in whose name a Registered Note is registered in the records of the Registrar will be recognized by the relevant Issuer as entitled to his Registered Note free from any equity, set off or counterclaim on the part of the relevant Issuer against the original or any intermediate holder of such Registered Note.

12.	A Registered Note may not be exchanged for a Bearer Note or vice versa.

SCHEDULE 4

FORM OF PUT NOTICE

[WACHOVIA CORPORATION/

WACHOVIA BANK, NATIONAL ASSOCIATION]

[title of relevant Series of Notes]

By depositing this duly completed Notice with any Paying Agent for the above Series of Notes (the Notes) the undersigned holder of the Notes surrendered with this Notice and referred to below irrevocably exercises its option to have [the full/ . . . . . . . .] nominal amount of the Notes redeemed in accordance with Condition [Redemption and Purchase – Redemption at the option of the Noteholders (Investor Put)] on [redemption date].

This Notice relates to Notes in the aggregate nominal amount of . . . . . . .. . . . . bearing the following serial numbers:

. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

If the Notes referred to above are to be returned to the undersigned under clause 10.4 of the Agency Agreement, they should be returned by post to:

. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Payment Instructions

Please make payment in respect of the above-mentioned Notes by [cheque posted to the above address/transfer to the following bank account]:

Bank:    . . . . . . . . . . . . . . . . . . . . . ..                                                              Branch Address:    . . . . . . . . . . . . . . . . . . . . . .

Branch Code:    . . . . . . . . . . . . .. . . ..                                                            Account Number:    . . . . . . . . . . . . . . . . . . . . . .

Signature of holder:    . . . . . . . . .. . . . . . . .

[To be completed by recipient Paying Agent]

Details of missing unmatured Coupons . . . . . . . . . . . . . . . . . . . . . .

Received by:                                . . . . . . . .. . . . . . . . . . . . . . .

                                                      [Signature and stamp of Paying Agent]

At its office at:                             . . . . . . . . . . . . . . . ..                On:        . . . . . . . . . . . . . . . .

NOTES:

1.        Complete as appropriate.

2.        The Agency Agreement provides that Notes so returned will be sent by post, uninsured and at the risk of the Noteholder.

3.        Only relevant for Fixed Rate Notes (which are not also Index Linked Redemption Notes, Dual Currency Redemption Notes or Long Maturity Notes) in definitive form.

N.B.   The Paying Agent with whom the above-mentioned Notes are deposited will not in any circumstances be liable to the depositing Noteholder or any other person for any loss or damage arising from any act, default or omission of such Paying Agent in relation to the said Notes or any of them unless such loss or damage was caused by the fraud or negligence of such Paying Agent or its directors, officers or employees.

This Put Notice is not valid unless all of the paragraphs requiring completion are duly completed. Once validly given this Put Notice is irrevocable except in the circumstances set out in clause 10.4 of the Agency Agreement.

SCHEDULE 5

PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.	DEFINITIONS

1.1	As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

Block Voting Instruction means an English language document issued by a Paying Agent in which:

(a)	it is certified that on the date thereof Bearer Notes (whether in definitive form or represented by a Global Note) or Registered Notes represented by a Global Note or Definitive Registered Notes which are held in an account with any Clearing System (in each case not being Notes in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) are held to its order or under its control or are blocked in an account with a Clearing System and that no such Notes will cease to be so deposited or held or blocked until the first to occur of:

(i)	the conclusion of the meeting specified in such Block Voting Instruction; and

(ii)	the surrender to the Paying Agent, not less than 48 Hours before the time for which such meeting is convened, of the receipt issued by such Paying Agent in respect of each such deposited Bearer Note which is to be released or (as the case may require) the Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control or so blocked and the giving of notice by the Paying Agent to the Issuer in accordance with paragraph 3(a)(g) of the necessary amendment to the Block Voting Instruction;

(b)	it is certified that each Noteholder of such Notes has instructed such Paying Agent that the vote(s) attributable to the Notes so deposited or held or blocked should be cast in a particular way in relation to the resolution(s) to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

(c)	the aggregate nominal amount of the Notes so deposited or held or blocked is listed distinguishing with regard to each such resolution between those in respect of which instructions have been given that the votes attributable thereto should be cast in favor of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

(d)	one or more persons named in such Block Voting Instruction (each hereinafter called a proxy) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in (c) above as set out in such Block Voting Instruction;

Clearing System means Euroclear and/or Clearstream, Luxembourg and includes in respect of any Note any clearing system on behalf of which such Note is held or which is the bearer, holder or (directly or through a nominee) registered owner of a Note, in either case whether alone or jointly with any other Clearing System(s). For the avoidance of doubt, the provisions of subclause 1.2(d) shall apply to this definition;

Eligible Person means any one of the following persons who shall be entitled to attend and vote at a meeting:

(a)	a Noteholder of a Bearer Note in definitive form;

(b)	a Noteholder of a Registered Note in definitive form which is not held in an account with any Clearing System;

(c)	a bearer of any Voting Certificate;

(d)	a proxy specified in any Block Voting Instruction; and

(e)	a proxy appointed by a holder of a Registered Note in definitive form which is not held in an account with any Clearing System;

Extraordinary Resolution means:

(a)	a resolution passed at a meeting duly convened and held in accordance with these presents by a majority consisting of not less than 75 per cent. of the Eligible Persons voting thereat upon a show of hands or, if a poll is duly demanded, by a majority consisting of not less than 75 per cent. of the votes cast on such poll; or

(b)	a resolution in writing signed by or on behalf of the Noteholders of not less than 90 per cent. of the nominal amount of the Notes, which resolution may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders;

Ordinary Resolution means:

(a)	a resolution passed at a meeting duly convened and held in accordance with these presents by a clear majority of the Eligible Persons voting thereat on a show of hands or, if a poll is duly demanded, by a simple majority of the votes cast on such poll; or

(b)	a resolution in writing signed by or on behalf of the Noteholders of not less than a clear majority in nominal amount of the Notes, which resolution may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders;

Voting Certificate means an English language certificate issued by a Paying Agent in which it is stated:

(a)	that on the date thereof Bearer Notes (whether in definitive form or represented by a Global Note) or Registered Notes represented by a Global Note or Definitive Registered Notes which are held in an account with any Clearing System (in each case not being Notes in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) are held to its order or under its control or are blocked in an account with a Clearing System and that no such Notes will cease to be so deposited or held or blocked until the first to occur of:

(i)	the conclusion of the meeting specified in such Voting Certificate; and

(ii)	the surrender of the Voting Certificate to the Paying Agent who issued the same; and

(b)	that the bearer thereof is entitled to attend and vote at such meeting in respect of the Notes represented by such Voting Certificate;

24 Hours means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

48 Hours means a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

For the purposes of calculating a period of Clear Days in relation to a meeting, no account shall be taken of the day on which the notice of such meeting is given (or, in the case of an adjourned meeting, the day on which the meeting to be adjourned is held) or the day on which such meeting is held.

All references in this Schedule to a “meeting” shall, where the context so permits, include any relevant adjourned meeting.

For the avoidance of doubt notwithstanding anything herein to the contrary:

(i)	each Paying Agent acts as agent of the Issuers and not the Noteholders when performing its duties hereunder; and

(ii)	neither Issuer has responsibility for or control over the rules and procedures of the Clearing Systems or any aspect of their policies, actions or records of ownership nor shall an Issuer be liable for compliance with this Schedule to the extent that such compliance depends on the actions or records of a Clearing System. Each Issuer shall be entitled to look solely to registered holders or bearers (as the case may be) of Notes for purposes of determining eligibility to vote.

2.	EVIDENCE OF ENTITLEMENT TO ATTEND AND VOTE

2.1	A Noteholder of a Bearer Note (whether in definitive form or represented by a Global Note) or a Registered Note represented by a Global Note or a Definitive Registered Note which is held in an account with any Clearing System may require the issue by a Paying Agent of Voting Certificates and Block Voting Instructions in accordance with the terms of paragraph 3.

For the purposes of paragraph 3, each Issuer, the Issuing and Principal Paying Agent and each Paying Agent shall be entitled to rely, without further enquiry, on any information or instructions received from a Clearing System and shall have no liability to any Noteholder or other person for any loss, damage, cost, claim or other liability occasioned by its acting in reliance thereon, nor for any failure by a Clearing System to deliver information or instructions to either Issuer, the Issuing and Principal Paying Agent or any Paying Agent.

The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting be deemed to be the Noteholder of the Notes to which such Voting Certificate or Block Voting Instruction relates and the Paying Agent with which such Bearer Notes have been deposited or the person holding Notes to the order or under the control of such Paying Agent or the Clearing System in which such Bearer Notes have been blocked shall be deemed for such purposes not to be the Noteholder of those Notes.

3.	PROCEDURE FOR ISSUE OF VOTING CERTIFICATES, BLOCK VOTING INSTRUCTIONS AND PROXIES

3.1	(a) Definitive Bearer Notes not held in a Clearing System - Voting Certificate

A Noteholder of a Bearer Note in definitive form which is not held in an account with any Clearing System (not being a Bearer Note in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) may obtain a Voting Certificate in respect of such Bearer Note from a Paying Agent subject to such Noteholder having procured that such Bearer Note is deposited with such Paying Agent or (to the satisfaction of such Paying Agent) is held to its order or under its control upon terms that no such Bearer Note will cease to be so deposited or held until the first to occur of:

(i)	the conclusion of the meeting specified in such Voting Certificate; and

(ii)	the surrender of the Voting Certificate to the Paying Agent who issued the same.

(b)	Global Notes and definitive Bearer and Registered Notes held in a Clearing System – Voting Certificate

A Noteholder of a Note (not being a Note in respect of which instructions have been given to the Issuing and Principal Paying Agent in accordance with paragraph 3(a)(d)) represented by a Global Note or which is in definitive form and is held in an account with any Clearing System may procure the delivery of a Voting Certificate in respect of such Note by giving notice to the Clearing System through which such Noteholder’s interest in the Note is held specifying by name a person (an Identified Person) (which need not be the Noteholder himself) to collect the Voting Certificate and attend and vote at the meeting. The relevant Voting Certificate will be made available at or shortly prior to the commencement of the meeting by the Issuing and Principal Paying Agent against presentation by such Identified Person of the form of identification previously notified by such Noteholder to the Clearing System. The Clearing System may prescribe forms of identification (including, without limitation, a passport or driving licence) which it deems appropriate for these purposes. Subject to receipt by the Issuing and Principal Paying Agent from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the nominal amount of the Notes to be represented by any such Voting Certificate and the form of identification against presentation of which such Voting Certificate should be released, the Issuing and Principal Paying Agent shall, without any obligation to make further enquiry, make available Voting Certificates against presentation of the form of identification corresponding to that notified.

(c)	Definitive Bearer Notes not held in a Clearing System - Block Voting Instruction

A Noteholder of a Bearer Note in definitive form which is not held in an account with any Clearing System (not being a Bearer Note in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction) may require a Paying Agent to issue a Block Voting Instruction in respect of such Bearer Note by depositing such Bearer Note with such Paying Agent or (to the satisfaction of such Paying Agent) by procuring that, not less than 48 Hours before the time fixed for the relevant meeting, such Bearer Note is held to the Paying Agent’s order or under its control, in each case on terms that no such Bearer Note will cease to be so deposited or held until the first to occur of:

(i)	the conclusion of the meeting specified in such Block Voting Instruction; and

(ii)	the surrender to the Paying Agent, not less than 48 Hours before the time for which such meeting is convened, of the receipt issued by such Paying Agent in respect of each such deposited or held Bearer Note which is to be released or (as the case may require) the Bearer Note or Bearer Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer in accordance with paragraph 3(g) hereof of the necessary amendment to the Block Voting Instruction;

and instructing the Paying Agent that the vote(s) attributable to the Bearer Note or Bearer Notes so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment.

(d)	Global Notes and definitive Bearer and Registered Notes held in a Clearing System – Block Voting Instruction

A Noteholder of a Note (not being a Note in respect of which a Voting Certificate has been issued) represented by a Global Note or which is in definitive form and is held in an account with any Clearing System may require the Issuing and Principal Paying Agent to issue a Block Voting Instruction in respect of such Note by first instructing the Clearing System through which such Noteholder’s interest in the Note is held to procure that the votes attributable to such Note should be cast at the meeting in a particular way in relation to the resolution or resolutions to be put to the meeting. Any such instruction shall be given in accordance with the rules of the Clearing System then in effect. Subject to receipt by the Issuing and Principal Paying Agent of instructions from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the nominal amount of the Notes in respect of which instructions have been given and the manner in which the votes attributable to such Notes should be cast, the Issuing and Principal Paying Agent shall, without any obligation to make further enquiry, appoint a proxy to attend the meeting and cast votes in accordance with such instructions.

(e)	Registered Notes in definitive form but not held in a Clearing System - appointment of proxy

(i)	A Noteholder of Registered Notes in definitive form and not held in an account with any Clearing System may, by an instrument in writing in the

English language (a form of proxy) signed by the Noteholder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or any Transfer Agent not less than 48 Hours before the time fixed for the relevant meeting, appoint any person (a proxy) to act on his or its behalf in connection with any meeting.

(ii)	Any proxy appointed pursuant to subparagraph (i) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting, to be the Noteholder of the Registered Notes to which such appointment relates and the Noteholders of the Registered Notes shall be deemed for such purposes not to be the Noteholder.

(f)	Each Block Voting Instruction, together with proof of its due execution on behalf of the relevant Paying Agent, and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar or the relevant Transfer Agent at such place as the Issuing and Principal Paying Agent shall approve not less than 24 Hours before the time appointed for holding the meeting at which the proxy or proxies named in the Block Voting Instruction or form of proxy proposes to vote, and in default the Block Voting Instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting proceeds to business. A copy of each Block Voting Instruction and form of proxy shall be deposited with the Issuing and Principal Paying Agent before the commencement of the meeting but the Issuing and Principal Paying Agent shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxy or proxies named in any such Block Voting Instruction or form of proxy.

(g)	Any vote given in accordance with the terms of a Block Voting Instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or form of proxy or of any of the instructions of the relevant Noteholder or the relevant Clearing System (as the case may be) pursuant to which it was executed provided that no intimation in writing of such revocation or amendment has been received from the relevant Paying Agent (in the case of a Block Voting Instruction) or from the Noteholder thereof (in the case of a proxy appointed pursuant to paragraph 3(e)) by the Issuer at its registered office (or such other place as may have been required or approved by the Issuing and Principal Paying Agent for the purpose) by the time being 24 Hours (in the case of a Block Voting Instruction) or 48 Hours (in the case of a proxy) before the time appointed for holding the meeting at which the Block Voting Instruction or form of proxy is to be used.

4.	CONVENING OF MEETINGS, QUORUM, ADJOURNED MEETINGS

4.1	The Issuer may at any time and, if required in writing by Noteholders holding not less than 5 per cent in nominal amount of the Notes for the time being outstanding, shall convene a meeting of the Noteholders and if the Issuer fails for a period of seven days to convene the meeting the meeting may be convened by the relevant Noteholders. Whenever the Issuer is about to convene any meeting it shall immediately give notice in writing to the Issuing and Principal Paying Agent and the Dealers of the day, time and place of the meeting and of the nature of the business to be transacted at the meeting. Every meeting shall be held at a time and place approved by the Issuing and Principal Paying Agent.

4.2

At least 21 clear days’ notice specifying the place, day and hour of the meeting shall be given to the Noteholders in the manner provided in Condition 14. The notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting and, in the case of an Extraordinary Resolution only, shall either (i) specify the terms of the Extraordinary Resolution to be proposed or (ii) inform Noteholders that the terms of the Extraordinary Resolution are available free of charge from the Issuing and Principal Paying Agent, provided that, in the case of (ii), such resolution is so available in its final form with effect on and from the date on which the notice convening such meeting is given as aforesaid. The notice shall include statements as to the manner in which Noteholders may arrange for voting certificates or block voting instructions to be issued and, if applicable, appoint proxies or representatives or (ii) inform Noteholders that details of the voting arrangements are available free of charge from the Issuing and Principal Paying Agent, provided that, in the case of (ii) the final form of such details are so available with effect on and from the date on which the notice convening such meeting is given as aforesaid. A copy of the notice shall be sent by post to the Issuer (unless the meeting is convened by the Issuer).

4.3	The person (who may but need not be a Noteholder) nominated in writing by the Issuer shall be entitled to take the chair at each meeting but if no nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be Chairman failing which the Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

4.4	At any meeting one or more Eligible Persons present and holding or representing in the aggregate not less than a clear majority in nominal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the required quorum is present at the commencement of business. The quorum at any meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more Eligible Persons present and holding or representing in the aggregate not less than 75 per cent. in nominal amount of the Notes for the time being outstanding provided that at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution):

(a)	modification of the Maturity Date (if any) of the Notes or reduction or cancellation of the nominal amount payable at maturity; or

(b)	reduction or cancellation of the amount payable or modification of the payment date in respect of any interest in respect of the Notes or variation of the method of calculating the rate of interest in respect of the Notes; or

(c)	reduction of any Minimum Rate of Interest and/or Maximum Rate of Interest specified in the applicable Final Terms; or

(d)	modification of the currency in which payments under the Notes are to be made; or

(e)	modification of the majority required to pass an Extraordinary Resolution; or

(f)	the sanctioning of any scheme or proposal described in subclause 5.9(f); or

(g)	alteration of this proviso or the proviso to subclause 4.5 below,

the quorum shall be one or more Eligible Persons present and holding or representing in the aggregate not less than two-thirds in nominal amount of the Notes for the time being outstanding.

4.5	If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened by Noteholders be dissolved. In any other case it shall be adjourned to the same day in the next week (or if that day is a public holiday the next following business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall be adjourned for a period being not less than 14 clear days nor more than 42 clear days and at a place appointed by the Chairman and approved by the Issuing and Principal Paying Agent). If within 15 minutes (or a longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either dissolve the meeting or adjourn it for a period, being not less than 14 clear days (but without any maximum number of clear days) and to a place as may be appointed by the Chairman (either at or after the adjourned meeting) and approved by the Issuing and Principal Paying Agent, and the provisions of this sentence shall apply to all further adjourned meetings.

4.6	At any adjourned meeting one or more Eligible Persons present (whatever the nominal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the required quorum been present provided that at any adjourned meeting the business of which includes any of the matters specified in the proviso to subclause 4.4 the quorum shall be one or more Eligible Persons present and holding or representing in the aggregate not less than one-third in nominal amount of the Notes for the time being outstanding.

4.7	Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in subclause 4.2 and the notice shall state the relevant quorum. Subject to this it shall not be necessary to give any notice of an adjourned meeting.

5.	CONDUCT OF BUSINESS AT MEETINGS

5.1	Every question submitted to a meeting shall be decided in the first instance by a show of hands and in the case of an equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as an Eligible Person.

5.2	At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Issuer or by any Eligible Person present (whatever the nominal amount of the Notes held by him), a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against the resolution.

5.3	Subject to subclause 5.5, if at any meeting a poll is demanded it shall be taken in the manner and, subject as provided below, either at once or after an adjournment as the Chairman may direct and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

5.4	The Chairman may, with the consent of (and shall if directed by) any meeting, adjourn the meeting from time to time and from place to place. No business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

5.5	Any poll demanded at any meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

5.6	Any director or officer of the Issuer and its lawyers and financial advisers may attend and speak at any meeting. Subject to this, but without prejudice to the proviso to the definition of outstanding in clause 1 of this Agreement, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requiring the convening of a meeting unless he is an Eligible Person. No person shall be entitled to vote at any meeting in respect of Notes held by, for the benefit of, or on behalf of the Issuer or any Subsidiary of the Issuer. Nothing contained in this paragraph shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative of or otherwise connected with the Issuer.

5.7	Subject as provided in subclause 5.6, at any meeting:

(a)	on a show of hands every Eligible Person present shall have one vote; and

(b)	on a poll every Eligible Person present shall have one vote in respect of:

(i)	in the case of a meeting of the holders of Notes all of which are denominated in a single currency, each minimum integral amount of that currency; and

(ii)	in the case of a meeting of the holders of Notes denominated in more than one currency, each U.S.$1.00 or, in the case of a Note denominated in a currency other than U.S. dollars, the equivalent of U.S.$1.00 in that currency (calculated as specified in subclause 5.14), or such other amount as the Issuing and Principal Paying Agent shall in its absolute discretion specify in nominal amount of Notes in respect of which he is an Eligible Person.

Without prejudice to the obligations of the proxies named in any block voting instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

5.8	The proxies named in any block voting instruction need not be Noteholders.

5.9	A meeting of the Noteholders shall in addition to the powers set out above have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in subclauses 4.4 and 4.6), namely:

(a)	power to approve any compromise or arrangement proposed to be made between the Issuer and the Noteholders, Receiptholders and Couponholders or any of them;

(b)	power to approve any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders, Receiptholders and Couponholders against the Issuer or against any of its property whether these rights arise under this Agreement, the Notes, the Receipts or the Coupons or otherwise;

(c)	power to agree to any modification of the provisions contained in this Agreement or the Conditions, the Notes, the Receipts, the Coupons which is proposed by the Issuer;

(d)	power to give any authority or approval which under the provisions of this Schedule or the Notes is required to be given by Extraordinary Resolution;

(e)	power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon any committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

(f)	power to approve any scheme or proposal for the exchange or sale of the Notes for, or the conversion of the Notes into, or the cancellation of the Notes in consideration of, shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as stated above and partly for or into or in consideration of cash; and

(g)	power to approve the substitution of any entity in place of the Issuer (or any previous substitute) as the principal debtor in respect of the Notes, the Receipts and the Coupons.

5.10	Any resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions of this Schedule shall be binding upon all the Noteholders whether present or not present at the meeting and whether or not voting and upon all Couponholders and Receiptholders and each of them shall be bound to give effect to the resolution accordingly and the passing of any resolution shall be conclusive evidence that the circumstances justify its passing. Notice of the result of voting on any resolution duly considered by the Noteholders shall be published in accordance with Condition 14 by the Issuer within 14 days of the result being known provided that non-publication shall not invalidate the resolution.

5.11	Minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer and any minutes signed by the Chairman of the meeting at which any resolution was passed or proceedings had shall be conclusive evidence of the matters contained in them and, until the contrary is proved, every meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings had at the meeting to have been duly passed or had.

5.12	Subject to all other provisions contained in this Schedule the Issuing and Principal Paying Agent may without the consent of the Issuer, the Noteholders, the Receiptholders or the Couponholders prescribe any other regulations regarding the calling and/or the holding of meetings of Noteholders and attendance and voting at them as the Issuing and Principal Paying Agent may in its sole discretion think fit (including, without limitation, the substitution for periods of 24 hours and 48 hours referred to in this Schedule of shorter periods). Any regulations prescribed by the Issuing and Principal Paying Agent may but need not reflect the practices and facilities of any relevant clearing system. Notice of any other regulations may be given to Noteholders in accordance with Condition 14 and/or at the time of service of any notice convening a meeting.

5.13	(a) If and whenever the Issuer has issued and has outstanding Notes of more than one Series the previous provisions of this Schedule shall have effect subject to the following changes:

(i)	a resolution which affects the Notes of only one Series shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Notes of that Series;

(ii)	a resolution which affects the Notes of more than one Series but does not give rise to a conflict of interest between the holders of Notes of any of the Series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Notes of all the Series so affected;

(iii)	a resolution which affects the Notes of more than one Series and gives or may give rise to a conflict of interest between the holders of the Notes of one Series or group of Series so affected and the holders of the Notes of another Series or group of Series so affected shall be deemed to have been duly passed only if it is duly passed at separate meetings of the holders of the Notes of each Series or group of Series so affected; and

(iv)	to all such meetings all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Notes, Noteholders and holders were references to the Notes of the Series or group of Series in question or to the holders of such Notes, as the case may be.

(b)	If the Issuer has issued and has outstanding Notes which are not denominated in U.S. dollars, or in the case of any meeting of holders of Notes of more than one currency, the nominal amount of such Notes shall:

(i)	for the purposes of subclause 4.1 above, be the equivalent in U.S. dollars at the spot rate of a bank nominated by the Issuing and Principal Paying Agent for the conversion of the relevant currency or currencies into U.S. dollars on the seventh dealing day before the day on which the written requirement to call the meeting is received by the Issuer; and

(ii)	for the purposes of subclauses 4.1, 4.6 and 5.7 above (whether in respect of the meeting or any adjourned meeting or any poll), be the equivalent at that spot rate on the seventh dealing day before the day of the meeting, and, in all cases, the equivalent in U.S. dollars of Dual Currency Notes, Index Linked Notes, Partly Paid Notes, Zero Coupon Notes or any other Notes issued at a discount or a premium shall be calculated by reference to the original nominal amount of those Notes.

In the circumstances set out above, on any poll each person present shall have one vote for each U.S.$1.00 in nominal amount of the Notes (converted as above) which he holds or represents.

SCHEDULE 6

FORMS OF GLOBAL AND DEFINITIVE NOTES, RECEIPTS, AND COUPONS

AND TALONS

PART 1A OF SCHEDULE 6

FORM OF TEMPORARY GLOBAL NOTE (CGN)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]1

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL

[1]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.
[2]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

THIS NOTE IS A REGULATION S TEMPORARY BEARER GLOBAL NOTE. INTERESTS IN THIS REGULATION S TEMPORARY BEARER GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (SET FORTH HEREIN) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]3

TEMPORARY GLOBAL NOTE

This Global Note is a Temporary Global Note in respect of a duly authorised issue of Notes (the Notes) of [WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION] (the Issuer) described, and having the provisions specified, in Part A of the attached Final Terms (the Final Terms). References in this Global Note to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms, but in the event of any conflict between the provisions of (a) that Schedule or (b) this Global Note and the information set out in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined or set out in the Conditions and/or the Final Terms shall have the same meaning when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented, novated or restated from time to time) dated 21 July 2006 and made among the Issuer, Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer of this Global Note on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date (if any) and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of the Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Issuing and Principal Paying Agent at 21st Floor, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided below.

[3]	Amend as appropriate.

On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One and the relevant space in Schedule One recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule One or in Schedule Two.

[Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Issuing and Principal Paying Agent by Clearstream, Luxembourg or Euroclear a certificate to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes (as shown by its records) a certificate of non-U.S. beneficial ownership that complies with the applicable U.S. treasury regulations.]4 The bearer of this Global Note will not be entitled to receive any payment of interest due on or after the Exchange Date unless upon due certification exchange of this Global Note is improperly withheld or refused.

On or after the date (the Exchange Date) which is 40 days after the Issue Date this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) security printed Definitive Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively of Schedule 6 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Final Terms (or the relevant provisions of the Final Terms) have been endorsed on or attached to such Definitive Notes) or (b) a Permanent Bearer Global Note in or substantially in the form set out in Part 2 of Schedule 6 to the Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note.

If Definitive Notes and (if applicable) Coupons, Receipts and/or Talons have already been issued in exchange for all the Notes represented for the time being by the Permanent Bearer Global Note, then this Global Note may only thereafter be exchanged for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in accordance with the terms of this Global Note.

Presentation of this Global Note for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London at the office of the Issuing and Principal Paying Agent specified above. [The Issuer shall procure that the Definitive Notes or (as the case may be) the Permanent Bearer Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Issuing and Principal Paying Agent by Euroclear or Clearstream, Luxembourg a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person of non-U.S. beneficial ownership that complies with the applicable U.S. treasury regulations and Regulation S under the U.S. Securities Act, as amended].5 The aggregate nominal amount of Definitive Notes or interests in a Permanent Bearer Global Note issued upon an exchange of this Global Note will, subject to the terms hereof, be equal to the aggregate nominal amount of this Global

[4]	This should be deleted if the Notes have an initial maturity of 183 days or less.
[5]	This should be deleted if the Notes are issued by the Corporation and have an initial maturity of 183 days or less.

Note submitted by the bearer for exchange (to the extent that such nominal amount does not exceed the aggregate nominal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Issuing and Principal Paying Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two and the relevant space in Schedule Two recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged. On any exchange of this Global Note for a Permanent Bearer Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two to the Permanent Bearer Global Note and the relevant space in Schedule Two to the Permanent Bearer Global Note recording such exchange shall be signed by or on behalf of the Issuer.

Until the exchange of the whole of this Global Note, the bearer of this Global Note shall in all respects (except as otherwise provided in this Global Note) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented by this Global Note. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Issuer and any Paying Agent may deem and treat the holder of this Global Note as the absolute owner of this Global Note for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this Global Note and on the relevant Definitive Notes and/or Receipts and/or Coupons.

In the event that this Global Note (or any part of it) has become due and repayable in accordance with the Conditions or that the Maturity Date (if any) has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the provisions set out above then this Global Note will become void at 8.00 p.m. (London time) on such day and the bearer will have no further rights under this Global Note.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof which would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by the Issuing and Principal Paying Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Authenticated without recourse, warranty or liability by CITIBANK, N.A. By:

SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE

PART 1

INTEREST PAYMENTS

Date made	Total amount of interest payable	Amount of interest paid	Confirmation of payment on behalf of the Issuer

PART 2

PAYMENT OF INSTALMENT AMOUNTS

Date made	Total amount of Instalment Amounts payable	Amount of Instalment Amounts paid	Remaining nominal amount of this Global Note following such payment*	Confirmation of payment on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 3

REDEMPTIONS

Date made	Total amount of principal payable	Amount of principal paid	Remaining nominal amount of this Global Note following such redemption*	Confirmation of redemption on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 4

PURCHASES AND CANCELLATIONS

Date made	Part of nominal amount of this Global Note purchased and cancelled	Remaining nominal amount of this Global Note following such purchase and cancellation*	Confirmation of purchase and cancellation on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

SCHEDULE TWO TO THE TEMPORARY GLOBAL NOTE

EXCHANGES

FOR DEFINITIVE NOTES OR PERMANENT BEARER GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Bearer Global Note have been made:

Date made	Nominal amount of this Global Note exchanged for Definitive Notes or a Permanent Bearer Global Note	Remaining nominal amount of this Global Note following such exchange*	Notation made on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 1B OF SCHEDULE 6

FORM OF TEMPORARY GLOBAL NOTE (NGN)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]6

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]7

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[6]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.
[7]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

THIS NOTE IS A REGULATION S TEMPORARY BEARER GLOBAL NOTE. INTERESTS IN THIS REGULATION S TEMPORARY BEARER GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (SET FORTH HEREIN) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]8

TEMPORARY GLOBAL NOTE

This Global Note is a Temporary Global Note in respect of a duly authorised issue of Notes (the Notes) of [WACHOVIA CORPORATION, WACHOVIA BANK, NATIONAL ASSOCIATION]9 (the Issuer) described, and having the provisions specified, in Part A of the attached Final Terms (the Final Terms). References in this Global Note to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms, but in the event of any conflict between the provisions of (a) that Schedule or (b) this Global Note and the information set out in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined or set out in the Conditions and/or the Final Terms shall have the same meaning when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented, novated or restated from time to time) dated 21 July 2006 and made among the Issuer, Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer of this Global Note on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date (if any) and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of the Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note to, or to the order of, the Issuing and Principal Paying Agent or any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided below.

If the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A/N.V and Clearstream Banking, société anonyme (together, the relevant Clearing Systems). The records of the relevant Clearing Systems

[8]	Amend as appropriate.
[9]	Amend as appropriate.

(which expression in this Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a relevant Clearing System which statement shall be made available to the bearer upon request stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

If the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule One or in Schedule Two.

On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note the Issuer shall:

(a)	instruct that if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this Global Note shall be reduced by the aggregate nominal amount of the Notes so redeemed or purchased and cancelled or by the aggregate amount of such instalment so paid; or

(b)	procure that if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One and the relevant space in Schedule One recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid.

Payments due in respect of Notes for the time being represented by this Global Note shall be made to the bearer of this Global Note and each payment so made will discharge the Issuer’s obligations in respect thereof. Any failure to make the entries referred to above shall not affect such discharge.

[Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Issuing and Principal Paying Agent by Clearstream, Luxembourg or Euroclear a certificate, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes (as shown by its records) a certificate of non-U.S. beneficial ownership in the form required by it that complies with the applicable U.S. Treasury regulations.]10 The bearer of this Global Note will not be entitled to receive any payment of interest due on or after the Exchange Date unless upon due certification exchange of this Global Note is improperly withheld or refused.

On or after the date (the Exchange Date) which is 40 days after the Issue Date this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) security printed Definitive Bearer Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively of Schedule 6 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Bearer Notes and (if applicable) Coupons, Receipts and Talons and the Final Terms (or the relevant provisions of the Final Terms) have been endorsed on or attached to such Definitive Bearer Notes) or (b) either, if

[10]	This should be deleted if the Notes have an initial maturity of 183 days or less.

the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, interests recorded in the records of the relevant Clearing Systems in a Permanent Bearer Global Note or, if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, a Permanent Bearer Global Note, which, in either case, is in or substantially in the form set out in Part 2 of Schedule 6 to the Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note.

If Definitive Bearer Notes and (if applicable) Coupons, Receipts and/or Talons have already been issued in exchange for all the Notes represented for the time being by the Permanent Bearer Global Note, then this Global Note may only thereafter be exchanged for Definitive Bearer Notes and (if applicable) Coupons, Receipts and/or Talons in accordance with the terms of this Global Note.

This Global Note may be exchanged by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London. [The Issuer shall procure that the Definitive Bearer Notes or (as the case may be) the Permanent Bearer Global Note shall be so (in the case of Definitive Notes) issued and delivered and in the case of the Permanent Bearer Global Note (where the applicable Final Terms indicate that this Global Note is intended to be a New Global Note) instruct that such Notes are recorded in the records of the relevant Clearing System in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Issuing and Principal Paying Agent by Euroclear or Clearstream, Luxembourg a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person of non-U.S. beneficial ownership that complies with the applicable U.S. treasury regulations and Regulation S under the U.S. Securities Act of 1933, as amended.]11 The aggregate nominal amount of Definitive Bearer Notes or interests in a Permanent Bearer Global Note issued upon an exchange of this Global Note will, subject to the terms hereof, be equal to the aggregate nominal amount of this Global Note submitted by the bearer for exchange (to the extent that such nominal amount does not exceed the aggregate nominal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to, or to the order of, the Issuing and Principal Paying Agent. On an exchange of part only of this Global Note, the Issuer shall:

(a)	instruct that if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems; or

(b)	procure that if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two and the relevant space in Schedule Two recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged. On any exchange of this Global Note for a Permanent Bearer Global Note, details of such exchange shall also be entered by or on behalf of the Issuer in Schedule Two to the Permanent Bearer Global Note and the relevant space in Schedule Two to the Permanent Bearer Global Note recording such exchange shall be signed by or on behalf of the Issuer.

Until the exchange of the whole of this Global Note, the bearer of this Global Note shall in all respects (except as otherwise provided in this Global Note or the Agency Agreement) be entitled to the same benefits as if he were the bearer of Definitive Bearer Notes and the relative Coupons, Receipts and/or Talons (if any) represented by this Global Note. Accordingly, except as ordered by a

[11]	This should be deleted if the Notes are issued by the Corporation and have an initial maturity of 183 days or less.

court of competent jurisdiction or as required by law or applicable regulation, the Issuer and any Paying Agent may deem and treat the holder of this Global Note as the absolute owner of this Global Note for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this Global Note and on the relevant Definitive Notes and/or Receipts and/or Coupons.

In the event that this Global Note (or any part of it) has become due and repayable in accordance with the Conditions or that the Maturity Date (if any) has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the provisions set out above then this Global Note will become void at 8.00 p.m. (London time) on such day and the bearer will have no further rights under this Global Note.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof which would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by the Issuing and Principal Paying Agent and, if the applicable Final Terms indicate that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, effectuated by the entity appointed as common safe-keeper by the Relevant Clearing Systems.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

Authenticated without recourse, warranty or liability by [AGENT] By: Effectuated without recourse, warranty or liability by as common safe-keeper

By:

SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE12

PART 1

INTEREST PAYMENTS

Date made	Total amount of interest payable	Amount of interest paid	Confirmation of payment on behalf of the Issuer

[12]	Schedule One should only be completed where the applicable Final Terms indicates that this Global Note is not intended to be a New Global Note.

PART 2

PAYMENT OF INSTALMENT AMOUNTS

Date made	Total amount of Instalment Amounts payable	Amount of Instalment Amounts paid	Remaining nominal amount of this Global Note following such payment*	Confirmation of payment on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 3

REDEMPTIONS

Date made	Total amount of principal payable	Amount of principal paid	Remaining nominal amount of this Global Note following such redemption*	Confirmation of redemption on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 4

PURCHASES AND CANCELLATIONS

Date made	Part of nominal amount of this Global Note purchased and cancelled	Remaining nominal amount of this Global Note following such purchase and cancellation*	Confirmation of purchase and cancellation on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

SCHEDULE TWO TO THE TEMPORARY GLOBAL NOTE13

EXCHANGES

FOR DEFINITIVE NOTES OR PERMANENT BEARER GLOBAL NOTE

The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Bearer Global Note have been made:

Date made	Nominal amount of this Global Note exchanged for Definitive Notes or a Permanent Bearer Global Note	Remaining nominal amount of this Global Note following such exchange[14]	Notation made on behalf of the Issuer

[13]	Schedule Two should only be completed where the applicable Final Terms indicates that this Global Note is not intended to be a New Global Note.
[14]	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 2A OF SCHEDULE 6

FORM OF PERMANENT BEARER GLOBAL NOTE (CGN)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]15

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]16

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[15]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.
[16]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

[WACHOVIA CORPORATION/WACHOVIA

BANK, NATIONAL ASSOCIATION] 17

PERMANENT BEARER GLOBAL NOTE

This Global Note is a Permanent Bearer Global Note in respect of a duly authorised issue of Notes (the Notes) of [WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]18 (the Issuer) described, and having the provisions specified, in Part A of the attached Final Terms (together the Final Terms). References in this Global Note to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms, but in the event of any conflict between the provisions of (a) that Schedule or (b) this Global Note and the information set out in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined or set out in the Conditions and/or the Final Terms shall have the same meaning when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented, novated or restated from time to time) dated 21 July 2006 and made among the Issuer, Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer of this Global Note on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date (if any) and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of the Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Issuing and Principal Paying Agent at 21st Floor, Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes.

On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One and the relevant space in Schedule One recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an

[17]	Amend as appropriate.
[18]	Amend as appropriate.

instalment or purchase and cancellation or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule One or in Schedule Two.

Where TEFRA D is specified in the applicable Final Terms, the Notes will initially have been represented by a Temporary Global Note. On any exchange of any such Temporary Global Note for this Global Note or any part of it, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two and the relevant space in Schedule Two recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge) for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively of Schedule 6 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Final Terms (or the relevant provisions of the Final Terms) have been endorsed on or attached to such Definitive Notes) as specified in the applicable Final Terms:

(a)	in all cases upon not less than 60 days’ written notice being given to the Issuing and Principal Paying Agent by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note; or

(b)	if applicable, upon the Issuer becoming subject to adverse tax consequences which would not be suffered were the Notes represented by Definitive Notes.

Any such exchange will be made upon presentation of this Global Note at the office of the Issuing and Principal Paying Agent specified above by the bearer of this Global Note on any day (other than a Saturday or Sunday) on which banks are open for general business in London. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note.

On an exchange of this Global Note, this Global Note shall be surrendered to the Issuing and Principal Paying Agent.

Until the exchange of this Global Note, the bearer of this Global Note shall in all respects (except as otherwise provided in this Global Note or the Agency Agreement) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented by this Global Note. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Issuer and any Paying Agent may deem and treat the holder of this Global Note as the absolute owner of this Global Note for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this Global Note and on the relevant definitive Notes and/or Receipts and/or Coupons.

In the event that this Global Note (or any part of it) has become due and repayable in accordance with the Conditions or that the Maturity Date (if any) has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the provisions set out above then this Global Note will become void at 8.00 p.m. (London time) on such day and the bearer will have no further rights under this Global Note.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof which would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by the Issuing and Principal Paying Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

Authenticated without recourse, warranty or liability by
[CITIBANK, N.A.]
By:

SCHEDULE ONE TO THE PERMANENT BEARER GLOBAL NOTE

PART 1

INTEREST PAYMENTS

Date made	Total amount of interest payable	Amount of interest paid	Confirmation of payment on behalf of the Issuer

PART 2

PAYMENT OF INSTALMENT AMOUNTS

Date made	Total amount of Instalment Amounts payable	Amount of Instalment Amounts paid	Remaining nominal amount of this Global Note following such payment*	Confirmation of payment on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 3

REDEMPTIONS

Date made	Total amount of principal payable	Amount of principal paid	Remaining nominal amount of this Global Note following such redemption*	Confirmation of redemption on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 4

PURCHASES AND CANCELLATIONS

Date made	Part of nominal amount of this Global Note purchased and cancelled	Remaining nominal amount of this Global Note following such purchase and cancellation*	Confirmation of purchase and cancellation on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

SCHEDULE TWO TO THE PERMANENT BEARER GLOBAL NOTE

SCHEDULE OF EXCHANGES

The following exchanges affecting the nominal amount of this Global Note have been made:

Date made	Nominal amount of Temporary Global Note exchanged for this Global Note	Remaining nominal amount of this Global Note following such exchange*	Notation made on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 2B OF SCHEDULE 6

FORM OF PERMANENT BEARER GLOBAL NOTE (NGN)

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]19

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]20

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[19]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.
[20]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

[WACHOVIA CORPORATION WACHOVIA BANK,

NATIONAL ASSOCIATION]21

PERMANENT BEARER GLOBAL NOTE

This Global Note is a Permanent Bearer Global Note in respect of a duly authorised issue of Notes (the Notes) of [WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]22 (the Issuer) described, and having the provisions specified, in Part A of the attached Final Terms (the Final Terms). References in this Global Note to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Final Terms, but in the event of any conflict between the provisions of (a) that Schedule or (b) this Global Note and the information set out in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined or set out in the Conditions and/or the Final Terms shall have the same meaning when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented, novated or restated from time to time) dated 21 July 2006 and made among the Issuer, Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer of this Global Note on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date (if any) and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of the Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note to or to the order of the Issuing and Principal Paying Agent or at any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes.

If the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, the nominal amount of Notes represented by this Global Note shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme (together, the relevant Clearing Systems). The records of the relevant Clearing Systems (which expression in this Global Note means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer’s interest in the Notes) shall be conclusive evidence of the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Notes represented by this Global Note at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

[21]	Amend as appropriate.
[22]	Amend as appropriate.

If the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, the nominal amount of the Notes represented by this Global Note shall be the amount stated in the applicable Final Terms or, if lower, the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part 2, 3 or 4 of Schedule One or in Schedule Two.

On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note the Issuer shall:

(a)	instruct that if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the relevant Clearing Systems and represented by this Global Note shall be reduced by the aggregate nominal amount of the Notes so redeemed or purchased and cancelled or by the aggregate amount of such instalment so paid; or

(b)	procure that if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One and the relevant space in Schedule One recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid.

Payments due in respect of Notes for the time being, represented by this Global Note shall be made to the bearer of this Global Note and each payment so made will discharge the Issuer’s obligations in respect thereof. Any failure to make the entries referred to above shall not affect such discharge.

Where TEFRA D is specified in the applicable Final Terms, the Notes will initially have been represented by a Temporary Global Note. On any exchange of any such Temporary Global Note for this Global Note or any part of it, the Issuer shall:

(a)	instruct that if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such exchange shall be entered in the records of the relevant Clearing Systems; or

(b)	procure that if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two and the relevant space in Schedule Two recording any such exchange shall be signed by or on behalf of the Issuer. Upon any such exchange, the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of the Notes so exchanged.

In certain circumstances further notes may be issued which are intended on issue to be consolidated and form a single Series with the Notes. In such circumstances the Issuer shall:

(a)	instruct that if the applicable Final Terms indicate that this Global Note is intended to be a New Global Note, details of such further notes may be entered in the records of the relevant Clearing Systems such that the nominal amount of Notes represented by this Global Note may be increased by the amount of such further notes so issued; or

(b)	procure that if the applicable Final Terms indicate that this Global Note is not intended to be a New Global Note, shall be entered by or on behalf of the Issuer in Schedule Two and the relevant space in Schedule Two recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge) for Definitive Bearer Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively of Schedule 6 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Bearer Notes and (if applicable) Coupons, Receipts and Talons and the Final Terms (or the relevant provisions of the Final Terms) have been endorsed on or attached to such Definitive Bearer Notes), as specified in the applicable Final Terms:

(a)	in all cases, upon not less than 60 days’ written notice being given to the Issuing and Principal Paying Agent by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note; or

(b)	if applicable, upon the Issuer becoming subject to adverse tax consequences which would not be suffered were the Notes represented by Definitive Notes.

Any such exchange will be made on any day (other than a Saturday or Sunday) on which banks are open for general business in London by the bearer of this Global Note. On an exchange of this Global Note, this Global Note shall be surrendered to, or to the order of, the Issuing and Principal Paying Agent. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note.

Until the exchange of this Global Note, the bearer of this Global Note shall in all respects (except as otherwise provided in this Global Note or the Agency Agreement) be entitled to the same benefits as if he were the bearer of Definitive Bearer Notes and the relative Coupons, Receipts and/or Talons (if any) represented by this Global Note. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Issuer and any Paying Agent may deem and treat the holder of this Global Note as the absolute owner of this Global Note for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this Global Note and on the relevant definitive Notes and/or Receipts and/or Coupons.

In the event that this Global Note (or any part of it) has become due and repayable in accordance with the Conditions or that the Maturity Date (if any) has occurred and, in either case, payment in full of the amount due has not been made to the bearer in accordance with the provisions set out above then this Global Note will become void at 8.00 p.m. (London time) on such day and the bearer will have no further rights under this Global Note.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof which would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by the Issuing and Principal Paying Agent and, if the applicable Final Terms indicate that this Global Note is intended to be held in a manner which would allow Eurosystem eligibility, effectuated by the entity appointed as common safe-keeper by the Relevant Clearing Systems.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

Authenticated without recourse, warranty or liability by
[AGENT]
By: Effectuated without recourse, warranty or liability by, __________________ as common safekeeper By:

SCHEDULE ONE TO THE PERMANENT BEARER GLOBAL NOTE23

PART 1

INTEREST PAYMENTS

Date made	Total amount of interest payable	Amount of interest paid	Confirmation of payment on behalf of the Issuer

[23]	Schedule One should only be completed where the applicable Final Terms indicates that this is not intended to be a New Global Note.

PART 2

PAYMENT OF INSTALMENT AMOUNTS

Date made	Total amount of Instalment Amounts payable	Amount of Instalment Amounts paid	Remaining nominal amount of this Global Note following such payment*	Confirmation of payment on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 3

REDEMPTIONS

Date made	Total amount of principal payable	Amount of principal paid	Remaining nominal amount of this Global Note following such redemption*	Confirmation of redemption on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 4

PURCHASES AND CANCELLATIONS

Date made	Part of nominal amount of this Global Note purchased and cancelled	Remaining nominal amount of this Global Note following such purchase and cancellation*	Confirmation of purchase and cancellation on behalf of the Issuer

*	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

SCHEDULE TWO TO THE PERMANENT BEARER GLOBAL NOTE24

SCHEDULE OF EXCHANGES

The following exchanges affecting the nominal amount of this Global Note have been made:

Date made	Nominal amount of Temporary Global Note exchanged for this Global Note	Remaining nominal amount of this Global Note following such exchange[25]	Notation made on behalf of the Issuer

[24]	Schedule Two should only be completed where the applicable Final Terms indicates that this Global Note is not intended to be a New Global Note.
[25]	See the most recent entry in Part 2, 3 or 4 of Schedule One or in Schedule Two in order to determine this amount.

PART 3 OF SCHEDULE 6

FORM OF DEFINITIVE BEARER NOTE

[Face of Note]

00	000000	[ISIN]	00	000000

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]26

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]27

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”)

[26]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.
[27]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION] 28

[Specified Currency and Nominal Amount of Tranche] Notes [Due [Year of Maturity]]

This Note is one of a duly authorised issue of Notes denominated in the Specified Currency [and maturing on the Maturity Date] (the Notes) of [WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]29 (the Issuer). References in this Note to the Conditions shall be to the Terms and Conditions set out in Schedule 2 to the Agency Agreement (as defined below) which shall be incorporated by reference in this Note and have effect as if set out in it as modified and supplemented by Part A of the Final Terms (the Final Terms) (or the relevant provisions of the Final Terms) endorsed on this Note but, in the event of any conflict between the provisions of the Conditions and the information in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

This Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement, which expression shall be construed as a reference to that agreement as the same may be amended, supplemented, novated or restated from time to time) dated 21 July 2006 and made among the Issuer, CITIBANK, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

For value received, the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer of this Note [on each Instalment Date and] on the Maturity Date (if any) and/or on such earlier date(s) as this Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of this Note on each such date and to pay interest (if any) on this Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions.

This Note shall not be validly issued unless authenticated by the Issuing and Principal Paying Agent.

IN WITNESS whereof the Issuer has caused this Note to be duly executed on its behalf.

[28]	Amend as appropriate.
[29]	Amend as appropriate.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

Authenticated without recourse, warranty or liability by
[AGENT]
By:

[Reverse of Note]

Terms and Conditions

[Terms and Conditions to be as set out in

Schedule 2 to the Agency Agreement]

Final Terms

[Here may be set out text of Final Terms

relating to the Notes]

PART 4 OF SCHEDULE 6

FORM OF COUPON

[Face of Coupon]

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION30]

[Specified Currency and Nominal Amount of Tranche]

Notes [Due [Year of Maturity]]

Part A

For Fixed Rate Notes:

This Coupon is payable to bearer, separately negotiable and subject to the Terms and Conditions of the Notes to which it appertains.	Coupon for [ ] due on [ ]

Part B

For Floating Rate Notes, Index Linked Interest Notes or Dual Currency Interest Notes:

Coupon for the amount due in accordance with the Terms and Conditions of the Notes to which it appertains on the Interest Payment Date falling in [ ].	Coupon due in [ ]

This Coupon is payable to bearer, separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]31

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN

[30]	Amend as appropriate.
[31]	This legend can be deleted if the Notes have an initial maturity of 183 days or less.

AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]32

00	000000	[ISIN]	00	000000

[32]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

PART 5 OF SCHEDULE 6

FORM OF RECEIPT

[Face of Receipt]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]33

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]34

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS RECEIPT IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS RECEIPT RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS RECEIPT DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[33]	Delete where the original maturity of the Notes is 183 days or less.
[34]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]35

[Specified Currency and Nominal Amount of Tranche] Notes [Due [Year of Final Maturity]]

Series No. [            ]

Receipt for the sum of [            ] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt appertains (the Conditions) on [            ].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to the Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it appertains. The Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:

[35]	Amend as appropriate.

PART 6 OF SCHEDULE 6

FORM OF TALON

[Face of Talon]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE. ] 36

[BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).]37

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE SECURITIES ACT) AND MAY NOT, UNDER THE SECURITIES ACT, BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE BENEFIT OF ANY U.S. PERSON UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

[If the Note is a Bank Senior Note: THIS SECURITY IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS SECURITY RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS SECURITY DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[36]	Delete where the original maturity of the Notes is 183 days or less
[37]	This legend should be inserted if the Notes have an initial maturity of 183 days or less, and should otherwise be deleted.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION38]

[Specified Currency and Nominal Amount of Tranche] Notes [Due [Year of Maturity]]

Series No. [            ]

On and after [            ] further Coupons [and a further Talon] appertaining to the Note to which this Talon appertains will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Note to which this Talon appertains.

[WACHOVIA CORPORATION WACHOVIA BANK, NATIONAL ASSOCIATION38]

By:

[38]	Amend as appropriate.

[Reverse of Coupon, Receipt and Talon]

AGENT

Citibank, N.A.

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

OTHER PAYING AGENTS

Citigroup Global Markets Deutschland AG & Co KGaA

Frankfurter Welle

Reuterweg 16

60323 Frankfurt am Main

Germany

and/or such other or further Agent or other Paying Agents and/or specified offices as may from time to time be duly appointed by the Issuer and notice of which has been given to the Noteholders.

SCHEDULE 7A

FORM OF TEMPORARY REGISTERED GLOBAL NOTE

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE U.S. STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE AGENCY AGREEMENT AND PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

THIS NOTE IS A REGULATION S TEMPORARY BEARER GLOBAL NOTE. INTERESTS IN THIS REGULATION S TEMPORARY BEARER GLOBAL NOTE MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (SET FORTH HEREIN) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]

(the Issuer)

TEMPORARY REGISTERED GLOBAL NOTE

The Issuer hereby promises to pay [            ] who is, at the date hereof, entered in the Register as the holder of the aggregate Nominal Amount of [            ] of a duly authorised issue of Notes of the Issuer (the Notes) of the Nominal Amount, Specified Currency(ies) and Specified Denomination(s) as are specified in the Final Terms applicable to the Notes (the Final Terms), a copy of which is annexed hereto. References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as supplemented, replaced and modified by the Final Terms but, in the event of any conflict between the provisions of the said Conditions and the information in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined in the Conditions shall bear the same meanings when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement) dated 21 July 2006 and made between the Issuer, and Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

The Issuer, subject to and in accordance with the Conditions and the Agency Agreement, agrees to pay to such registered holder on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions and the Agency Agreement, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions and the Agency Agreement together with any other sums payable under the Conditions and the Agency Agreement, upon presentation and, at maturity, surrender of this Global Note at the specified office of the Registrar at Frankfurter Welle, Reuterweg 16, 60323 Frankfurt am Main, Germany other specified office as may be specified for this purpose in accordance with the Conditions.

On any redemption in whole or in part or payment of interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in the Register. Upon any such redemption, payment of an instalment or purchase and cancellation the nominal amount of this Global Note and the Notes held by the registered holder hereof shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled. The nominal amount of this Global Note and of the Notes held by the registered holder hereof following any such redemption or purchase and cancellation as aforesaid or any transfer or exchange as referred to below shall be the nominal amount most recently entered in the Register.

On or after the date (the Exchange Date) which is 40 days after the Issue Date this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either (a) security printed Definitive Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Part 3, Part 4, Part 5 and Part 6 respectively of Schedule 6 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Final Terms (or the relevant provisions of the Final Terms) have been endorsed on or attached to such Definitive Notes) or (b) a Permanent Registered Global Note in or substantially in the form set out in Schedule 7B to the Agency Agreement (together with the Final Terms attached to it), in each case upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note.

Presentation of this Global Note for exchange shall be made by the registered holder hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London at the office of the Issuing and Principal Paying Agent specified above. [The Issuer shall procure that the Definitive Registered Notes or (as the case may be) the Permanent Registered Global Note shall be so issued and delivered in exchange only if there shall have been presented to the Issuing and Principal Paying Agent by Euroclear or Clearstream, Luxembourg a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person of non-U.S. beneficial ownership that complies with Regulation S.]39 The aggregate nominal amount of Definitive Registered Notes or Permanent Registered Global Notes issued upon an exchange of this Global Note will, subject to the terms hereof, be equal to the aggregate nominal amount of this Global Notes submitted for exchange.

On any exchange or transfer as aforesaid pursuant to which either (A) Notes represented by this Global Note are no longer to be so represented or (B) Notes not so represented are to be so represented details of such exchange or transfer shall be entered by or on behalf of the Issuer in the Register, whereupon the nominal amount of this Global Note and the Notes held by the registered holder hereof shall be increased or reduced (as the case may be) by the nominal amount so exchanged or transferred.

Subject as provided in the following two paragraphs and as provided in the Agency Agreement, until the exchange of the whole of this Global Note as aforesaid, the registered holder hereof shall in all respects be entitled to the same benefits as if he were the registered holder of Definitive Registered Notes in the form set out in Part 2 of Schedule 7 of the Agency Agreement.

Each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) or who claims to be entitled to be so shown may look only to Euroclear or Clearstream Luxembourg for their rights and shall have no recourse against the Issuer, Agent or any other Paying Agent.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof that would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by Citibank, N.A. as Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

Issued as of [            ].

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:
Duly Authorised

[39]	Include if Note is issued by the Bank.

Authenticated by Citibank, N.A. as Agent

By:

Authorised Officer

SCHEDULE 7B

FORM OF PERMANENT REGISTERED GLOBAL NOTE

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE U.S. STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE AGENCY AGREEMENT AND PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]

(the Issuer)

REGISTERED GLOBAL NOTE

The Issuer hereby promises to pay [            ] who is, at the date hereof, entered in the Register as the holder of the aggregate Nominal Amount of [            ] of a duly authorised issue of Notes of the Issuer (the Notes) of the Nominal Amount, Specified Currency(ies) and Specified Denomination(s) as are specified in the Final Terms applicable to the Notes (the Final Terms), a copy of which is annexed hereto. References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as supplemented, replaced and modified by the Final Terms but, in the event of any conflict between the provisions of the said Conditions and the information in the Final Terms, the Final Terms will prevail.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

Words and expressions defined in the Conditions shall bear the same meanings when used in this Global Note.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the Agency Agreement) dated 21 July 2006 and made among the Issuer, Citibank, N.A. (the Issuing and Principal Paying Agent) and the other agents named in it.

The Issuer, subject to and in accordance with the Conditions and the Agency Agreement, agrees to pay to such registered holder on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions and the Agency Agreement, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions and the Agency Agreement together with any other sums payable under the Conditions and the Agency Agreement, upon presentation and, at maturity, surrender of this Global Note at the specified office of the Registrar at Frankfurter Welle, Reuterweg 16, 60323 Frankfurt am Main, Germany other specified office as may be specified for this purpose in accordance with the Conditions.

On any redemption in whole or in part or payment of interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in the Register. Upon any such redemption, payment of an instalment or purchase and cancellation the nominal amount of this Global Note and the Notes held by the registered holder hereof shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled. The nominal amount of this Global Note and of the Notes held by the registered holder hereof following any such redemption or purchase and cancellation as aforesaid or any transfer or exchange as referred to below shall be the nominal amount most recently entered in the Register.

This Global Note may be exchanged in whole, but not in part, for Definitive Registered Notes without Receipt, Coupons or Talons attached as specified in the applicable Final Terms,

(a)	upon 45 days’ written notice to be given to the Issuing and Principal Paying Agent by Euroclear Bank S.A./N.V. as operator of the Euroclear System (Euroclear) and/or Clearstream Banking société anonyme (Clearstream, Luxembourg) acting on the instructions of any holder of an interest of this Global Note; or

(b)	at the request of the Issuer,

If this Global Note is exchangeable pursuant to (a) or (b) above Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in this Global Note) or the Issuer may give notice to the Registrar requesting exchange. Any such exchange shall occur not later than 10 days after the date of receipt of the first relevant notice by the Registrar.

Notes represented by this Global Note are transferable only in accordance with, and subject to, the provisions hereof and of the Agency Agreement dated 21 July 2006 (as amended and/or supplemented and/or restated from time to time) and the rules and operating procedures of Euroclear and Clearstream, Luxembourg.

On any exchange or transfer as aforesaid pursuant to which either (A) Notes represented by this Global Note are no longer to be so represented or (B) Notes not so represented are to be so represented details of such exchange or transfer shall be entered by or on behalf of the Issuer in the Register, whereupon the nominal amount of this Global Note and the Notes held by the registered holder hereof shall be increased or reduced (as the case may be) by the nominal amount so exchanged or transferred.

Subject as provided in the following two paragraphs and as provided in the Agency Agreement, until the exchange of the whole of this Global Note as aforesaid, the registered holder hereof shall in all respects be entitled to the same benefits as if he were the registered holder of Definitive Registered Notes in the form set out in Part 2 of Schedule 7 of the Agency Agreement.

Each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) or who claims to be entitled to be so shown may look only to Euroclear or Clearstream Luxembourg for their rights and shall have no recourse against the Issuer, Agent or any other Paying Agent.

This Global Note is governed by, and shall be construed and enforced in accordance with, the law of the State of New York, without regard to the conflicts of law provisions thereof that would require the application of the laws of any other jurisdiction.

This Global Note shall not be valid unless authenticated by Citibank, N.A. as Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

Issued as of [            ].

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:
Duly Authorised

Authenticated by Citibank, N.A. as Agent

By:

Authorised Officer

PART 2

FORM OF DEFINITIVE REGISTERED NOTE

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE U.S. STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE AGENCY AGREEMENT AND PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

[If the Note is a Bank Senior Note: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Corporation Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA CORPORATION (THE “CORPORATION”) AND IS SUBORDINATED TO THE CLAIMS OF GENERAL CREDITORS OF THE CORPORATION AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[If the Note is a Bank Subordinated Note: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF WACHOVIA BANK, NATIONAL ASSOCIATION (THE “BANK”) AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.]

[WACHOVIA CORPORATION/WACHOVIA BANK,

NATIONAL ASSOCIATION]

(the Issuer)

[Specified Currency and Nominal Amount of Tranche]

NOTES DUE

[Year of Maturity]

This Note is one of a Series of Notes of [Specified Currency(ies) and Specified Denomination(s)] each of the Issuer. References herein to the Conditions shall be to the Terms and Conditions set out in Schedule 2 to the Agency Agreement (as defined below) which shall be incorporated by reference herein and have effect as if set out hereon] as supplemented, replaced and modified by the relevant information appearing in the Final Terms (the Final Terms) endorsed hereon but, in the event of any conflict between the provisions of the said Conditions and the information in the Final Terms, the Final Terms will prevail. Words and expressions defined in the Conditions shall bear the same meanings when used in this Note. This Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (as modified and/or supplemented and/or restated from time to time, the Agency Agreement) dated 21 July 2006 and made among the Issuer, Citibank, N.A. as Agent, and the other agents named in it.

Notwithstanding anything herein or therein to the contrary, the accuracy of the information set forth in the Final Terms, the Terms and Conditions or the Offering Circular shall not be a term of the Notes and no remedy or recourse will be available against the Issuer under the Notes in the event of any inaccuracy in respect of such information.

The Issuer promises to pay to [            ] all amounts to which he is entitled on the Maturity Date, or on such earlier date as this Note may become due and repayable in accordance with the Conditions and the Agency Agreement to the amount payable on redemption of this Note and to pay interest (if any) on the nominal amount of this Note calculated and payable as provided in the Conditions and the Agency Agreement together with any other sums payable under the Agency Agreement.

This Note shall not be valid unless authenticated by Citibank, N.A. as Agent.

IN WITNESS whereof this Note has been executed on behalf of the Issuer.

[WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION]

By:
Duly Authorised

Authenticated by Citibank, N.A. as Agent

By:
Authorised Officer

FORM OF TRANSFER OF REGISTERED NOTE

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

(Please print or type name and address (including postal code) of transferee)

[Specified Currency][            ] nominal amount of this Note and all rights hereunder, hereby irrevocably constituting and appointing......................................................................... as attorney to transfer such nominal amount of this Note in the register maintained by [WACHOVIA CORPORATION/WACHOVIA BANK, NATIONAL ASSOCIATION] with full power of substitution.

Signature(s)
Date:

N.B.: This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorizing such officers must be delivered with this form of transfer.

SCHEDULE 8

ADDITIONAL DUTIES OF THE ISSUING AND PRINCIPAL PAYING AGENT

In relation to each Series of Notes that are NGNs, the Issuing and Principal Paying Agent will comply with the following provisions:

1.	The Issuing and Principal Paying Agent will inform each of Euroclear and Clearstream, Luxembourg (the ICSDs), through the common service provider appointed by the ICSDs to service the Notes (the CSP), of the initial issue outstanding amount (IOA) for each Tranche on or prior to the relevant Issue Date.

2.	If any event occurs that requires a mark up or mark down of the records which an ICSD holds for its customers to reflect such customers’ interest in the Notes, the Issuing and Principal Paying Agent will (to the extent known to it) as soon as reasonably practicable provide details of the amount of such mark up or mark down, together with a description of the event that requires it, to the ICSDs (through the CSP) to ensure that the IOA of the Notes remains at all times accurate.

3.	The Issuing and Principal Paying Agent will at least once every month reconcile its record of the IOA of the Notes with information received from the ICSDs (through the CSP) with respect to the IOA maintained by the ICSDs for the Notes and will promptly inform the ICSDs (through the CSP) of any discrepancies.

4.	The Issuing and Principal Paying Agent will as soon as reasonably practicable assist the ICSDs (through the CSP) in resolving any discrepancy identified in the IOA of the Notes.

5.	The Issuing and Principal Paying Agent will as soon as reasonably practicable provide to the ICSDs (through the CSP) details of all amounts paid by it under the Notes (or, where the Notes provide for delivery of assets other than cash, of the assets so delivered).

6.	The Issuing and Principal Paying Agent will (to the extent known to it) as soon as reasonably practicable provide to the ICSDs (through the CSP) notice of any changes to the Notes that will affect the amount of, or date for, any payment due under the Notes.

7.	The Issuing and Principal Paying Agent will (to the extent known to it) as soon as reasonably practicable provide to the ICSDs (through the CSP) copies of all information that is given to the holders of the Notes.

8.	The Issuing and Principal Paying Agent will as soon as reasonably practicable pass on to the Issuer all communications it receives from the ICSDs directly or through the CSP relating to the Notes.

9.	The Issuing and Principal Paying Agent will (to the extent known to it) as soon as reasonably practicable notify the ICSDs (through the CSP) of any failure by the Issuer to make any payment or delivery due under the Notes when due.

SIGNATORIES

This Agreement has been entered into on the date stated at the beginning of this Agreement.

The Issuer

WACHOVIA CORPORATION

By:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

The Issuing and Principal Paying Agent

CITIBANK, N.A.

By:

The Registrar, Transfer Agent and Paying Agent

CITIGROUP GLOBAL MARKETS DEUTSCHLAND

AG & CO KGaA

By: